UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period :	November 1, 2015 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Income Fund

Annual report
10 | 31 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PINCX

Putnam
Income
Fund

Annual report
10 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	81

About the Trustees	82

Officers	84

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). We may have to invest the proceeds from prepaid investments, including mortgage backed investments, in other investments with less attractive terms and yields. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

December 9, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

A high-quality portfolio focused on total return

Since Putnam Income Fund's launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund's goal has remained constant: pursuing high current income and prudent risk management.

The fund's management team has an average of more than 20 years of industry experience.

In pursuit of the fund's investment goal, the management team seeks to balance the sources of risk and return in the portfolio. They pursue this strategy by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

Michael V. Salm
Co-Head of Fixed Income
Investing since 1989
At Putnam since 1997

Brett S. Kozlowski, CFA
Portfolio Manager
Investing since 1997
At Putnam since 2008

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

Effective federal funds rate
10-year Treasury yield
12
10
8
6
4
2
0
'85
'87
'89
'91
'93
'95
'97
'99
'01
'03
'05
'07
'09
'11
'13
'16

Source: Federal Reserve data as of 10/31/16. Past performance is not indicative of future results.

Putnam Income Fund pursues a wide range of investment opportunities

Putnam Income Fund
Bloomberg Barclays U.S. Aggregate Bond Index
U.S. Treasuries/agency securities
38%
0%
Agency pass-through
28%
63%
Investment-grade corporate bonds
26%
27%
International Treasury/agency securities
3%
0%
Commercial MBS
2%
25%
Emerging-market bonds
2%
0%
Municipal bonds
1%
0%
Asset-backed securities
0%
1%
Agency collateralized mortgage obligations
0%
18%
Non-agency residential MBS
0%
9%
High-yield corporate bonds
0%
1%
Cash and net other assets
0%
9%

Allocations are shown as a percentage of the fund's net assets as of 10/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. For more information on current fund holdings, see pages 26–57.

2 Income Fund

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/16. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 16.

4 Income Fund

Mike is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike Salm, your fund is managed by Brett S. Kozlowski, CFA.

Mike, what was the fund’s investment environment like during the 12-month reporting period ended October 31, 2016?

Shortly after the period began, investors became increasingly risk averse. Declining prices for oil and other commodities, along with mounting fears of an economic slowdown in China, fueled a broad flight from riskier market sectors and into the perceived safety of U.S. Treasuries and other government securities. Within this environment, bonds carrying credit risk experienced substantial volatility.

On December 16, the Federal Reserve announced that it would raise its target for short-term interest rates by 0.25%. The increase was the Fed’s first hike in nearly a decade, and ended the zero-interest-rate policy that had been in place for the past seven years. Following its initial move, the Fed indicated that it may raise rates up to four times in 2016. Investors reacted to the central bank’s signals with concern, and the uncertainty exacerbated an already volatile market environment.

Market turbulence reached a peak on February 11, after which credit-sensitive bonds began to benefit from rising commodity prices,

Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6 Income Fund

additional economic stimulus by China’s central bank, and improving U.S. economic data. The Fed backed away from a hawkish tone, saying that it would take a gradual approach toward raising interest rates, based on a variety of U.S. and global economic factors.

The market upturn accelerated considerably in March and April, as demand for risk assets continued to improve and credit spreads tightened. And the rally persisted in May amid a six-month high for oil prices and a jump in stock prices later that month.

The rally was briefly disrupted in late June, as the so-called “Brexit” referendum vote by the United Kingdom to exit the European Union surprised investors and reverberated throughout global markets. However, as investors reassessed Brexit in the days immediately following the vote, concluding that its impact outside of Britain would likely be limited, credit-sensitive securities moved higher once again.

Credit-sensitive bonds posted another positive month in September, aided by two monetary policy developments. The Fed decided not to raise its target for short-term interest rates but indicated that it may do so in December. In addition, the Bank of Japan pegged its 10-year government bond rate at zero, reducing the risk of a destabilizing spike in global interest rates.

Bonds ticked lower in October, as investors tried to handicap the outcome of a closely contested U.S. presidential race.

The fund posted a positive return at net asset value, but lagged its benchmark and the average return of its Lipper peer group. What factors hampered relative performance?

Our interest-rate and yield-curve positioning was the primary detractor versus the benchmark, partly because the fund’s duration — a key measure of interest-rate sensitivity — was shorter than that of the benchmark. This strategy was particularly detrimental during the first half of the period, when risk-averse sentiment fueled demand for the apparent safety of Treasuries, driving their prices higher and yields lower. We also positioned the portfolio to benefit from a potentially steeper U.S. Treasury yield curve. However, the yield curve generally flattened during the period, so this positioning also worked against the fund’s relative results.

During January, we began moving the fund’s duration closer to that of the benchmark, and by period-end, it was about equal with the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. We thought it was prudent to bring the portfolio’s duration more in line with the benchmark should recurrent bouts of market volatility trigger another flight to quality and a decline in rates.

How did mortgage prepayment strategies affect performance?

Our prepayment strategies, which we implemented with securities such as interest-only collateralized mortgage obligations [IO CMOs], had a net neutral impact on the fund’s results relative to its benchmark. On the positive side, IO CMOs rebounded amid the improved risk sentiment that took hold after February 11. Additionally, despite lower interest rates, mortgage prepayment speeds stayed below market expectations, as mortgage refinancing continued to be hampered by stringent bank lending standards.

Conversely, a strategy that sought to exploit the yield differential between current-coupon, 30-year agency pass-throughs and 30-year Treasuries detracted from relative performance and negated the benefit of our IO

Income Fund 7

CMO positions. Our strategy was designed to benefit if the yield spread between these bonds increased. However, this spread compressed after Brexit, as lower interest-rate volatility and improved risk sentiment fueled increased demand for U.S. agency pass-throughs by foreign investors.

Which holdings and strategies aided the fund’s benchmark-relative results?

An overweight allocation to investment-grade corporate bonds and a small, out-of-benchmark stake in high-yield debt provided the biggest boost versus the benchmark. After underperforming during the first half of the period, both asset classes rallied from February 11 through most of the rest of the period. Corporate credit was bolstered by an improving backdrop for commodities, resurgent demand for riskier asset classes, signs of stabilization in the global economy, and continued accommodation by central banks.

Our mortgage-credit holdings modestly aided relative performance, thanks to positive results from a relatively new type of structured product called agency credit risk transfer securities [CRTs]. Agency CRTs have benefited from robust investor demand since they were introduced in late 2013.

CRTs are backed by a reference pool of agency mortgages. Unlike regular agency pass-throughs, the principal invested in CRTs is not backed by Fannie Mae or Freddie Mac. To compensate investors for this risk, CRTs offer higher yields than conventional pass-through securities. Similar to commercial mortgage-backed securities, CRTs are structured into various tranches offering different levels of risk and yield based on the underlying reference pools.

The fund increased its dividend rate twice during the period. What factors led to those decisions?

In March, the fund’s dividend per class A share was raised from $0.015 to $0.017, and in July, it was further increased to $0.020. These increases were made possible largely due to the higher credit spreads that became available following the market turmoil of January and February. Similar increases were made to other share classes.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and options to hedge the portfolio’s interest-rate risk, to isolate the prepayment risks associated with our CMO holdings, and to help manage the downside risk of these positions. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure.

What is your outlook for the coming months?

We think U.S. economic growth may accelerate in 2017, but the election of Donald Trump to the U.S. presidency could lead to a struggle of competing forces influencing the economy. On the one hand, we believe President-elect Trump’s policy pronouncements regarding lowering corporate and personal income tax rates, along with increased spending on infrastructure and defense, could bolster growth. We believe that these initiatives will need to be financed at least partly by issuing new government debt, which would tend to push intermediate- and long-term interest rates higher.

Conversely, the President-elect’s protectionist rhetoric regarding foreign trade, such as imposing substantial tariffs on imports from China and eliminating or weakening existing trade deals, would likely hamper growth, in our view. Deporting illegal immigrants — another Trump proposal — could also dampen economic growth, since it would remove a significant source of consumer demand. It’s also possible that a more protectionist approach

8 Income Fund

to trade by the United States could hamper growth in emerging-market countries.

Given this outlook, how do you plan to position the fund?

We expect to continue taking a tactical approach toward yield-curve positioning, implementing long positions in certain parts of the curve while executing short positions in other areas.

We plan to modestly increase the fund’s allocation to prepayment strategies. Historically, exposure to prepayment risk has performed well during periods of rising interest rates, as refinancing of underlying mortgages tends to slow.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (11/1/54)
Before sales charge	7.53%	67.97%	5.32%	19.47%	3.62%	6.55%	2.14%	2.33%

After sales charge	7.46	61.25	4.89	14.69	2.78	2.29	0.76	–1.76

Class B (3/1/93)
Before CDSC	7.38	58.07	4.69	15.12	2.86	4.21	1.39	1.59

After CDSC	7.38	58.07	4.69	13.12	2.50	1.35	0.45	–3.37

Class C (7/26/99)
Before CDSC	6.72	55.83	4.54	15.15	2.86	4.27	1.40	1.74

After CDSC	6.72	55.83	4.54	15.15	2.86	4.27	1.40	0.74

Class M (12/14/94)
Before sales charge	7.10	63.60	5.05	18.04	3.37	5.76	1.88	2.21

After sales charge	7.04	58.28	4.70	14.20	2.69	2.32	0.77	–1.11

Class R (1/21/03)
Net asset value	7.26	63.71	5.05	18.06	3.38	5.81	1.90	2.29

Class R5 (7/2/12)
Net asset value	7.62	72.19	5.58	21.22	3.92	7.38	2.40	2.66

Class R6 (7/2/12)
Net asset value	7.63	72.94	5.63	21.74	4.01	7.83	2.55	2.80

Class Y (6/16/94)
Net asset value	7.62	71.98	5.57	21.07	3.90	7.35	2.39	2.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Income Fund

Comparative index returns For periods ended 10/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Bloomberg Barclays
U.S. Aggregate	—†	57.39%	4.64%	15.37%	2.90%	10.81%	3.48%	4.37%
Bond Index

Lipper Core Bond
Funds category	—†	51.64	4.21	15.88	2.98	9.71	3.13	4.28
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/16, there were 506, 444, 399, and 293 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,807 and $15,583, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,828. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,371, $17,219, $17,294, and $17,198, respectively.

Income Fund 11

Fund price and distribution information For the 12-month period ended 10/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.208		$0.157	$0.157	$0.196		$0.194	$0.232	$0.232	$0.224

Capital gains	—		—	—	—		—	—	—	—

Total	$0.208		$0.157	$0.157	$0.196		$0.194	$0.232	$0.232	$0.224

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/15	$6.94	$7.23	$6.87	$6.88	$6.77	$7.00	$6.88	$7.02	$7.04	$7.03

10/31/16	6.89	7.18	6.82	6.84	6.72	6.95	6.84	6.97	7.00	6.99

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current
dividend rate[1]	3.48%	3.34%	2.82%	2.81%	3.39%	3.28%	3.33%	3.79%	3.77%	3.61%

Current 30-day
SEC yield[2]	N/A	3.19	2.57	2.57	N/A	2.97	3.07	3.63	3.70	3.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (11/1/54)
Before sales charge	7.55%	70.34%	5.47%	21.40%	3.95%	9.15%	2.96%	3.30%

After sales charge	7.48	63.52	5.04	16.54	3.11	4.79	1.57	–0.83

Class B (3/1/93)
Before CDSC	7.41	60.56	4.85	17.00	3.19	6.79	2.21	2.56

After CDSC	7.41	60.56	4.85	15.00	2.83	3.85	1.27	–2.44

Class C (7/26/99)
Before CDSC	6.74	58.05	4.68	16.85	3.16	6.68	2.18	2.41

After CDSC	6.74	58.05	4.68	16.85	3.16	6.68	2.18	1.41

Class M (12/14/94)
Before sales charge	7.12	65.96	5.20	19.81	3.68	8.24	2.68	2.89

After sales charge	7.07	60.57	4.85	15.91	3.00	4.73	1.55	–0.45

Class R (1/21/03)
Net asset value	7.28	66.04	5.20	19.80	3.68	8.26	2.68	2.96

Class R5 (7/2/12)
Net asset value	7.65	74.83	5.75	22.95	4.22	9.97	3.22	3.62

Class R6 (7/2/12)
Net asset value	7.66	75.34	5.78	23.31	4.28	10.27	3.31	3.61

Class Y (6/16/94)
Net asset value	7.65	74.64	5.73	22.82	4.20	9.94	3.21	3.49

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 10/31/15	0.86%	1.61%	1.61%	1.11%	1.11%	0.57%	0.50%	0.61%

Annualized expense ratio for
the six-month period ended
10/31/16*	0.87%	1.62%	1.62%	1.12%	1.12%	0.57%	0.50%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Income Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/16 to 10/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.42	$8.22	$8.22	$5.68	$5.69	$2.90	$2.54	$3.15

Ending value (after expenses)	$1,021.10	$1,017.40	$1,017.40	$1,019.20	$1,020.20	$1,022.60	$1,024.00	$1,022.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.42	$8.21	$8.21	$5.69	$5.69	$2.90	$2.54	$3.15

Ending value (after expenses)	$1,020.76	$1,016.99	$1,016.99	$1,019.51	$1,019.51	$1,022.27	$1,022.62	$1,022.02

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties,

Income Fund 15

refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny

Income Fund 19

in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

20 Income Fund

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of

Income Fund 21

those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Core Bond Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 506, 453 and 403 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was attributable largely to the fund’s interest-rate positioning. The Trustees also noted Putnam Management’s view that the fund’s underperformance over the one-year period was due in part to its investments in corporate bonds, which underperformed during the period as spreads widened due to supply and demand dynamics, slowing global growth, low energy prices and liquidity concerns.

The Trustees observed that, although the fund had not performed well in 2015, the fund ranked in the top decile for the five-year period ended December 31, 2015 and that Putnam Management remained confident in the portfolio managers and their investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

22 Income Fund

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Income Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (the fund), including the fund’s portfolio, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 9, 2016

Income Fund 25

The fund’s portfolio 10/31/16

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (108.4%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (8.6%)

Government National Mortgage Association Pass-Through Certificates

5.00%, with due dates from 7/20/41 to 9/20/42	$4,150,141	$4,622,935

5.00%, TBA, 11/1/46	2,000,000	2,162,656

4.687%, 6/20/45	26,472	29,706

4.667%, 5/20/45	281,674	315,812

4.654%, 6/20/65	152,570	171,280

4.554%, 5/20/65	64,968	72,790

4.542%, 8/20/65	75,161	83,839

4.524%, 6/20/65	41,557	46,357

4.516%, 6/20/65	43,506	48,507

4.511%, 5/20/65	1,099,853	1,223,392

4.50%, with due dates from 5/20/45 to 4/20/46	5,561,818	6,124,980

4.50%, TBA, 11/1/46	17,000,000	18,346,720

4.468%, 5/20/65	81,346	90,200

4.413%, 6/20/65	26,415	29,352

4.00%, with due dates from 9/20/40 to 3/20/46	17,357,294	18,997,305

4.00%, TBA, 11/1/46	2,000,000	2,142,188

3.50%, with due dates from 9/15/42 to 5/20/46	41,162,578	44,103,772

3.50%, TBA, 11/1/46	16,000,000	16,943,750

3.00%, with due dates from 8/20/46 to 10/20/46 ##	1,997,020	2,086,683

3.00%, with due dates from 3/20/43 to 7/20/45	1,678,791	1,754,258

3.00%, TBA, 11/1/46	41,000,000	42,701,287

		162,097,769

U.S. Government Agency Mortgage Obligations (99.8%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates

5.00%, 3/1/41	742,589	833,121

4.50%, with due dates from 7/1/44 to 3/1/45	2,001,459	2,252,295

4.00%, 9/1/45 ##	4,901,346	5,371,186

4.00%, 12/1/44	981,843	1,054,330

3.50%, with due dates from 5/1/46 to 10/1/46 ##	5,999,999	6,312,015

3.50%, with due dates from 4/1/42 to 7/1/46	7,071,953	7,485,560

3.50%, TBA, 11/1/46	8,000,000	8,395,000

3.00%, with due dates from 3/1/43 to 6/1/46	11,179,660	11,543,862

Federal National Mortgage Association Pass-Through Certificates

6.00%, with due dates from 2/1/36 to 5/1/41	5,830,555	6,676,824

6.00%, TBA, 11/1/46	2,000,000	2,292,835

5.50%, with due dates from 1/1/33 to 2/1/35	953,390	1,082,783

5.00%, with due dates from 3/1/40 to 1/1/44	2,926,440	3,248,938

4.50%, with due dates from 2/1/41 to 10/1/45	21,913,890	24,362,975

4.50%, TBA, 12/1/46	14,000,000	15,290,625

4.50%, TBA, 11/1/46	14,000,000	15,301,563

4.00%, with due dates from 9/1/45 to 6/1/46 ##	10,088,799	11,029,013

4.00%, with due dates from 5/1/43 to 1/1/46	21,677,458	23,538,814

3.50%, with due dates from 5/1/42 to 6/1/46	31,120,589	32,910,179

3.50%, TBA, 12/1/46	437,000,000	458,325,425

3.50%, TBA, 11/1/46	467,000,000	490,281,958

3.50%, TBA, 11/1/31	1,000,000	1,053,516

26 Income Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (108.4%)* cont.	amount	Value

U.S. Government Agency Mortgage Obligations cont.

Federal National Mortgage Association Pass-Through Certificates

3.00%, with due dates from 2/1/43 to 10/1/46	$29,861,683	$30,893,814

3.00%, with due dates from 9/1/42 to 5/1/45 ##	1,897,908	1,965,098

3.00%, TBA, 12/1/46	225,000,000	231,196,298

3.00%, TBA, 11/1/46	226,000,000	232,674,051

2.50%, TBA, 12/1/46	68,000,000	67,756,302

2.50%, TBA, 11/1/46	195,000,000	194,636,325

		1,887,764,705

Total U.S. government and agency mortgage obligations (cost $2,054,381,926)		$2,049,862,474

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value

U.S. Treasury Notes 2.00%, 9/30/20 ∆ §	$429,000	$442,272

Total U.S. treasury obligations (cost $428,845)		$442,272

	Principal
MORTGAGE-BACKED SECURITIES (47.5%)*	amount	Value

Agency collateralized mortgage obligations (17.0%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 23.642%, 4/15/37	$933,790	$1,562,830

IFB Ser. 2976, Class LC, 22.46%, 5/15/35	121,651	193,921

IFB Ser. 2979, Class AS, 22.313%, 3/15/34	7,882	8,255

IFB Ser. 3249, Class PS, 20.511%, 12/15/36	285,203	433,165

IFB Ser. 3065, Class DC, 18.256%, 3/15/35	651,619	1,009,862

IFB Ser. 2990, Class LB, 15.579%, 6/15/34	526,439	671,165

IFB Ser. 3852, Class NT, 5.465%, 5/15/41	1,960,137	2,031,633

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
4.684%, 1/25/25	16,233,285	16,949,597

Ser. 4132, Class IP, IO, 4.50%, 11/15/42	7,798,439	1,106,154

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	2,982,891	503,214

Ser. 4018, Class DI, IO, 4.50%, 7/15/41	3,502,429	423,261

Ser. 3707, Class PI, IO, 4.50%, 7/15/25	1,731,708	164,405

Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M3,
4.334%, 3/25/25	3,985,000	4,179,863

Ser. 4546, Class TI, IO, 4.00%, 12/15/45	24,338,562	2,859,781

Ser. 4500, Class GI, IO, 4.00%, 8/15/45	16,882,074	2,013,356

Ser. 4121, Class MI, IO, 4.00%, 10/15/42	19,020,911	3,399,988

Ser. 4116, Class MI, IO, 4.00%, 10/1/42	7,929,799	1,330,628

Ser. 4165, Class AI, IO, 3.50%, 2/15/43	12,976,827	1,840,244

Ser. 4122, Class AI, IO, 3.50%, 10/15/42	6,849,788	854,347

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
3.134%, 12/25/27	4,051,000	4,132,263

Ser. 4182, Class GI, IO, 3.00%, 1/15/43	22,051,693	1,928,321

Ser. 4141, Class PI, IO, 3.00%, 12/15/42	7,814,075	861,658

Ser. 4158, Class TI, IO, 3.00%, 12/15/42	19,003,413	1,959,062

Ser. 4176, Class DI, IO, 3.00%, 12/15/42	21,869,178	2,266,959

Ser. 4171, Class NI, IO, 3.00%, 6/15/42	12,117,681	1,171,416

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	7,147,386	709,735

Ser. 4201, Class JI, IO, 3.00%, 12/15/41	21,427,552	1,920,791

Income Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (47.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

Ser. 4206, Class IP, IO, 3.00%, 12/15/41	$8,865,683	$952,019

Ser. 4004, IO, 3.00%, 3/15/26	12,990,268	790,419

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
2.734%, 10/25/28 F	1,100,000	1,121,291

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M1,
1.784%, 10/25/28	3,085,902	3,091,991

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M1,
1.734%, 11/25/28	2,882,596	2,886,566

Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class M1,
1.434%, 10/25/27	525,168	524,748

FRB Ser. T-56, Class A, IO, 0.524%, 5/25/43	8,596,478	142,383

Ser. 315, PO, zero %, 9/15/43	16,685,465	13,515,163

Ser. 3835, Class FO, PO, zero %, 4/15/41	6,867,049	6,038,368

Ser. 3369, Class BO, PO, zero %, 9/15/37	13,362	11,555

Ser. 3391, PO, zero %, 4/15/37	144,835	127,334

Ser. 3300, PO, zero %, 2/15/37	214,270	190,579

Ser. 3206, Class EO, PO, zero %, 8/15/36	10,762	9,732

Ser. 3175, Class MO, PO, zero %, 6/15/36	36,833	32,072

Ser. 3210, PO, zero %, 5/15/36	34,922	32,277

Ser. 3326, Class WF, zero %, 10/15/35	12,144	9,653

FRB Ser. T-56, Class 2, IO, zero %, 5/25/43	3,732,981	—

FRB Ser. 3117, Class AF, zero %, 2/15/36	14,250	10,897

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 36.696%, 7/25/36	469,521	937,111

IFB Ser. 06-8, Class HP, 22.609%, 3/25/36	451,372	768,181

IFB Ser. 05-122, Class SE, 21.231%, 11/25/35	782,226	1,134,141

IFB Ser. 05-75, Class GS, 18.648%, 8/25/35	232,552	325,413

IFB Ser. 05-106, Class JC, 18.468%, 12/25/35	550,450	858,268

IFB Ser. 05-83, Class QP, 16.006%, 11/25/34	94,871	123,790

IFB Ser. 11-4, Class CS, 11.832%, 5/25/40	927,118	1,103,083

Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
5.434%, 11/25/24	4,680,000	5,001,717

IFB Ser. 13-101, Class SE, IO, 5.366%, 10/25/43	9,805,275	2,370,463

Ser. 421, Class C6, IO, 4.00%, 5/25/45	11,292,792	1,741,066

Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	13,887,050	1,302,605

Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	16,504,872	2,804,178

Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	17,194,011	2,392,736

Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	11,564,036	1,354,165

Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	10,132,525	1,089,246

Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	20,650,806	1,844,652

Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	6,725,227	850,494

Ser. 12-118, Class IC, IO, 3.50%, 11/25/42	17,153,408	3,054,711

Ser. 14-10, IO, 3.50%, 8/25/42	10,149,365	1,139,112

Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	13,321,934	1,490,902

Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	17,518,166	1,433,004

Ser. 14-20, Class IA, IO, 3.50%, 7/25/39	14,789,430	1,223,086

Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	6,281,240	657,018

Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	8,974,522	977,325

28 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (47.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	$13,187,990	$1,432,216

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	6,603,087	577,770

Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	10,973,101	896,722

Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	19,345,156	1,521,110

Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	13,758,868	1,118,596

Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	5,595,929	413,987

Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	7,012,591	474,752

Ser. 14-59, Class AI, IO, 3.00%, 10/25/40	15,293,416	1,223,473

Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	18,896,758	1,688,898

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M1,
2.534%, 10/25/28	4,016,167	4,061,994

Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M1,
2.484%, 11/25/24 F	800,114	804,714

Connecticut Avenue Securities FRB Ser. 14-C03, Class 1M1,
1.734%, 7/25/24 F	77,828	78,096

Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
1.734%, 7/25/24	1,212,241	1,214,472

FRB Ser. 03-W10, Class 1, IO, 0.621%, 6/25/43	5,547,775	70,213

FRB Ser. 01-50, Class B1, IO, 0.389%, 10/25/41	500,028	5,938

FRB Ser. 05-W4, Class 1A, IO, 0.063%, 8/25/45	143,366	90

FRB Ser. 02-W6, Class 1A, IO, 0.033%, 6/25/42	694,784	1,520

Ser. 03-34, Class P1, PO, zero %, 4/25/43	166,436	140,036

Ser. 07-64, Class LO, PO, zero %, 7/25/37	44,597	42,093

Ser. 07-14, Class KO, PO, zero %, 3/25/37	174,593	151,257

Ser. 06-125, Class OX, PO, zero %, 1/25/37	15,201	13,214

Ser. 06-84, Class OT, PO, zero %, 9/25/36	15,920	13,864

Ser. 06-46, Class OC, PO, zero %, 6/25/36	13,345	11,553

Government National Mortgage Association

Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	17,929,570	3,337,948

IFB Ser. 13-129, Class SN, IO, 5.624%, 9/20/43	3,278,101	550,098

Ser. 14-76, IO, 5.00%, 5/20/44	9,180,875	1,748,255

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	4,205,999	765,240

Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	948,335	38,295

Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	4,000,212	168,715

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	2,896,121	534,766

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	25,514,131	4,642,398

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	11,962,855	2,219,229

Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	7,217,476	1,015,788

Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	15,630,491	2,756,009

Ser. 12-129, IO, 4.50%, 11/16/42	4,927,935	977,899

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	4,426,279	737,896

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	4,461,067	742,264

Ser. 11-116, Class IA, IO, 4.50%, 10/20/39	3,906,352	325,790

Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	26,222,769	3,062,819

Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	13,721,498	1,678,688

Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	25,989,468	3,872,951

Ser. 15-94, IO, 4.00%, 7/20/45	908,345	195,658

Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	7,226,098	771,882

Income Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (47.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 15-60, Class IP, IO, 4.00%, 4/20/45	$21,539,840	$3,379,062

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	21,652,310	4,586,847

Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	7,961,735	1,253,496

Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	12,693,399	1,556,211

Ser. 15-52, Class IE, IO, 4.00%, 1/16/43	15,321,244	2,466,411

Ser. 13-4, Class IC, IO, 4.00%, 9/20/42	17,420,199	3,710,485

Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	8,999,065	1,415,688

Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	20,400,461	2,876,465

Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	7,087,639	644,895

Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	12,143,367	1,189,576

Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	17,661,405	1,375,984

Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	15,169,416	1,348,484

Ser. 13-53, Class IA, IO, 4.00%, 12/20/26	12,529,477	1,378,242

Ser. 15-69, Class XI, IO, 3.50%, 5/20/45	19,949,342	2,569,774

Ser. 15-77, Class DI, IO, 3.50%, 5/20/45	14,236,278	1,424,767

Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	12,846,026	1,877,460

Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	8,969,104	1,720,462

Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	13,306,924	1,979,711

Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	6,301,378	577,206

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	5,158,349	597,234

Ser. 12-145, IO, 3.50%, 12/20/42	8,156,030	1,221,162

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	6,312,105	727,596

Ser. 12-136, IO, 3.50%, 11/20/42	19,428,627	3,717,435

Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	26,121,231	5,102,704

Ser. 12-71, Class AI, IO, 3.50%, 1/20/42	9,683,079	488,795

Ser. 14-46, Class JI, IO, 3.50%, 10/20/41	7,799,242	1,032,206

Ser. 14-141, Class GI, IO, 3.50%, 6/20/41	13,272,369	1,190,294

Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	12,650,952	1,372,755

Ser. 13-18, Class GI, IO, 3.50%, 5/20/41	7,005,879	800,071

Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	10,909,219	1,223,414

Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	20,501,433	2,515,177

Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	4,649,647	389,585

Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	41,704,607	4,427,153

Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	21,219,026	1,697,522

Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	13,789,605	1,676,347

Ser. 14-145, Class PI, IO, 3.50%, 10/20/29	11,911,498	1,341,949

Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	21,153,582	2,322,621

Ser. 13-8, Class BI, IO, 3.00%, 11/20/42	16,125,307	1,778,966

Ser. 13-53, Class PI, IO, 3.00%, 4/20/41	10,465,566	830,757

Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	10,230,135	910,584

Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	21,750,432	2,133,587

Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	6,197,268	504,439

Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	9,152,460	873,126

Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	9,607,635	876,543

Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	17,372,445	1,544,046

Ser. 16-H23, Class NI, IO, 2.83%, 10/20/66	44,458,000	6,606,459

FRB Ser. 15-H16, Class XI, IO, 2.468%, 7/20/65	28,152,791	3,564,143

Ser. 15-H26, Class DI, IO, 2.142%, 10/20/65	23,353,979	2,865,533

30 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (47.5%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 15-H25, Class CI, IO, 2.083%, 10/20/65	$28,289,174	$3,473,911

Ser. 16-H11, Class HI, IO, 2.081%, 1/20/66	40,464,312	4,565,831

Ser. 15-H15, Class JI, IO, 1.94%, 6/20/65	21,660,533	2,449,806

Ser. 16-H04, Class KI, IO, 1.873%, 2/20/66	35,353,871	3,667,010

Ser. 15-H12, Class AI, IO, 1.855%, 5/20/65	33,044,026	3,328,591

Ser. 15-H20, Class AI, IO, 1.837%, 8/20/65	32,360,250	3,371,938

Ser. 16-H02, Class HI, IO, 1.827%, 1/20/66	54,423,164	5,959,336

Ser. 15-H10, Class CI, IO, 1.809%, 4/20/65	33,187,277	3,415,734

Ser. 15-H12, Class GI, IO, 1.797%, 5/20/65	44,254,554	4,412,179

Ser. 15-H09, Class BI, IO, 1.701%, 3/20/65	38,368,707	3,583,637

Ser. 15-H12, Class EI, IO, 1.696%, 4/20/65	32,900,200	3,053,139

Ser. 15-H01, Class CI, IO, 1.64%, 12/20/64	30,471,723	2,126,926

Ser. 15-H17, Class CI, IO, 1.625%, 6/20/65	31,667,432	2,162,886

Ser. 15-H25, Class AI, IO, 1.615%, 9/20/65	28,389,669	2,560,748

Ser. 15-H14, Class BI, IO, 1.593%, 5/20/65	2,625,805	179,605

Ser. 15-H28, Class DI, IO, 1.554%, 8/20/65	33,478,031	2,671,547

Ser. 14-H11, Class GI, IO, 1.48%, 6/20/64	59,023,967	4,538,943

Ser. 14-H07, Class BI, IO, 1.459%, 5/20/64	46,008,178	3,796,595

Ser. 10-H19, Class GI, IO, 1.405%, 8/20/60	36,247,358	2,392,326

IFB Ser. 11-70, Class YI, IO, 0.15%, 12/20/40	15,722,313	73,645

Ser. 10-151, Class KO, PO, zero %, 6/16/37	345,237	299,966

Ser. 06-36, Class OD, PO, zero %, 7/16/36	24,807	21,514

		321,817,796

Commercial mortgage-backed securities (21.6%)

Banc of America Commercial Mortgage Trust

Ser. 06-4, Class AJ, 5.695%, 7/10/46	7,376,359	7,316,415

FRB Ser. 07-1, Class XW, IO, 0.311%, 1/15/49	4,745,993	12,154

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.343%, 2/10/51	14,177,073	33,757

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A

FRB Ser. 04-5, Class XC, IO, 0.419%, 11/10/41	1,376,541	16,821

FRB Ser. 04-4, Class XC, IO, 0.035%, 7/10/42	476,519	243

FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42	40,777,140	4,078

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 F	4,347,000	4,022,708

FRB Ser. 06-PW11, Class AJ, 5.436%, 3/11/39	7,507,000	7,502,308

Ser. 05-T18, Class D, 5.134%, 2/13/42	425,142	423,442

FRB Ser. 04-PR3I, Class X1, IO, 0.203%, 2/11/41	643,527	3,346

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.436%, 3/11/39	9,423,000	4,240,350

FRB Ser. 06-PW14, Class X1, IO, 0.583%, 12/11/38	6,036,071	82,936

Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.509%, 7/15/29	989,643	25,435

CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.387%, 12/11/49	19,801,404	9,505

CFCRE Commercial Mortgage Trust 144A

FRB Ser. 11-C2, Class D, 5.741%, 12/15/47	1,108,000	1,210,856

FRB Ser. 11-C2, Class E, 5.741%, 12/15/47	3,258,000	3,292,538

Income Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (47.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Citigroup Commercial Mortgage Trust

FRB Ser. 13-GC17, Class XA, IO, 1.467%, 11/10/46 F	$63,826,889	$3,414,178

FRB Ser. 14-GC19, Class XA, IO, 1.258%, 3/10/47	70,221,648	4,494,888

Citigroup Commercial Mortgage Trust 144A

FRB Ser. 13-GC11, Class E, 4.456%, 4/10/46	7,414,000	5,489,326

FRB Ser. 06-C5, Class XC, IO, 0.513%, 10/15/49	20,824,044	8,954

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.758%, 5/15/46	1,588,000	1,566,041

COMM Mortgage Pass-Through Certificates FRB Ser. 12-CR3,
Class XA, IO, 2.079%, 10/15/45	36,791,014	2,933,329

COMM Mortgage Trust

Ser. 06-C8, Class AJ, 5.377%, 12/10/46	8,651,000	8,521,235

FRB Ser. 14-CR18, Class C, 4.737%, 7/15/47	2,542,000	2,670,371

Ser. 13-CR11, Class AM, 4.715%, 10/10/46	949,000	1,055,041

FRB Ser. 14-UBS6, Class C, 4.465%, 12/10/47	2,031,000	1,947,300

FRB Ser. 12-CR1, Class XA, IO, 2.026%, 5/15/45	24,493,914	1,856,915

FRB Ser. 13-LC13, Class XA, IO, 1.53%, 8/10/46	57,726,759	2,991,978

FRB Ser. 14-LC15, Class XA, IO, 1.369%, 4/10/47 F	65,656,599	4,066,977

FRB Ser. 14-CR18, Class XA, IO, 1.266%, 7/15/47	56,503,679	3,400,391

FRB Ser. 14-CR17, Class XA, IO, 1.168%, 5/10/47	48,812,508	2,777,432

FRB Ser. 14-UBS6, Class XA, IO, 1.057%, 12/10/47	57,260,782	3,235,234

FRB Ser. 14-LC17, Class XA, IO, 0.99%, 10/10/47	39,711,291	1,806,864

COMM Mortgage Trust 144A

FRB Ser. 13-CR11, Class D, 5.169%, 10/10/46	5,169,000	4,889,874

Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	1,473,408

FRB Ser. 14-UBS6, Class D, 3.965%, 12/10/47	1,279,000	997,236

Ser. 13-LC13, Class E, 3.719%, 8/10/46	2,278,000	1,597,106

Ser. 14-CR18, Class E, 3.60%, 7/15/47	6,808,000	4,441,539

FRB Ser. 12-LC4, Class XA, IO, 2.456%, 12/10/44	47,828,377	4,027,149

FRB Ser. 06-C8, Class XS, IO, 0.526%, 12/10/46	13,930,526	6,409

Credit Suisse Commercial Mortgage Trust 144A

FRB Ser. 08-C1, Class AJ, 6.064%, 2/15/41	9,861,000	8,973,510

FRB Ser. 07-C2, Class AX, IO, 0.072%, 1/15/49	61,172,673	5,506

Credit Suisse First Boston Mortgage Securities Corp. 144A

Ser. 98-C1, Class F, 6.00%, 5/17/40	412,992	429,512

FRB Ser. 03-C3, Class AX, IO, 1.994%, 5/15/38	1,370,759	17

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%, 12/18/49	159,186	158,788

DBUBS Mortgage Trust 144A FRB Ser. 11-LC2A, Class D,
5.542%, 7/10/44	3,003,234	3,084,583

First Union National Bank-Bank of America, NA Commercial
Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO, 1.931%, 3/15/33	524,100	5

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.072%, 7/10/45	3,559,097	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.309%, 3/10/44	3,546,915	3,490,164

GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.20%, 12/10/49	89,389,182	129,963

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.602%, 5/10/43	4,104,376	8,065

32 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (47.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.599%, 2/10/46	$66,106,162	$4,988,371

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	4,129,000	3,785,880

FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46	2,352,000	1,756,474

GS Mortgage Securities Trust

FRB Ser. 14-GC18, Class C, 4.945%, 1/10/47 F	3,103,000	3,229,613

FRB Ser. 13-GC12, Class XA, IO, 1.693%, 6/10/46	41,569,257	2,847,494

FRB Ser. 14-GC18, Class XA, IO, 1.14%, 1/10/47 F	37,739,836	2,127,832

FRB Ser. 14-GC22, Class XA, IO, 1.052%, 6/10/47 F	65,369,360	3,637,926

FRB Ser. 14-GC24, Class XA, IO, 0.866%, 9/10/47 F	64,090,077	3,021,621

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.654%, 1/10/45	7,489,376	7,433,206

Ser. 11-GC3, Class E, 5.00%, 3/10/44	1,692,000	1,582,528

FRB Ser. 13-GC14, Class D, 4.768%, 8/10/46	5,417,000	4,937,997

FRB Ser. 13-GC12, Class D, 4.476%, 6/10/46	10,025,000	8,939,393

FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38	2,271,337	23

JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C25,
Class XA, IO, 1.00%, 11/15/47	34,201,033	1,884,477

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 13-C14, Class E, 4.562%, 8/15/46	4,051,000	3,331,948

FRB Ser. C14, Class D, 4.562%, 8/15/46	5,919,000	5,554,075

FRB Ser. 14-C25, Class D, 3.948%, 11/15/47	9,736,000	7,408,122

Ser. 14-C25, Class E, 3.332%, 11/15/47	4,818,000	2,945,243

JPMorgan Chase Commercial Mortgage Securities Corp. FRB
Ser. 12-LC9, Class XA, IO, 1.827%, 12/15/47	72,523,111	4,821,336

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB
Ser. 12-LC9, Class D, 4.415%, 12/15/47	1,822,000	1,804,144

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.079%, 2/12/51	6,685,000	6,676,310

FRB Ser. 06-LDP7, Class B, 5.925%, 4/17/45	3,516,000	645,186

FRB Ser. 06-LDP6, Class B, 5.653%, 4/15/43	224,180	224,180

Ser. 06-LDP8, Class D, 5.618%, 5/15/45	6,280,000	5,763,156

Ser. 06-LDP8, Class B, 5.52%, 5/15/45	1,883,802	1,902,414

Ser. 04-LN2, Class A2, 5.115%, 7/15/41	48,906	49,224

FRB Ser. 13-LC11, Class XA, IO, 1.524%, 4/15/46	58,599,997	3,703,520

FRB Ser. 13-C10, Class XA, IO, 1.235%, 12/15/47 F	86,288,900	4,498,655

FRB Ser. 13-C16, Class XA, IO, 1.127%, 12/15/46	58,035,060	2,880,152

FRB Ser. 06-LDP8, Class X, IO, 0.338%, 5/15/45	5,189,598	52

FRB Ser. 07-LDPX, Class X, IO, 0.261%, 1/15/49	32,611,747	132,981

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class B, 6.179%, 2/12/51	6,690,000	6,288,600

FRB Ser. 07-CB20, Class C, 6.179%, 2/12/51	1,556,000	1,369,280

FRB Ser. 10-C1, Class D, 6.136%, 6/15/43	3,646,000	3,229,620

FRB Ser. 11-C3, Class E, 5.614%, 2/15/46	1,416,000	1,450,834

FRB Ser. 11-C3, Class F, 5.614%, 2/15/46	4,436,000	4,533,148

FRB Ser. 12-C6, Class E, 5.191%, 5/15/45	2,685,000	2,553,167

FRB Ser. 12-C8, Class D, 4.66%, 10/15/45	5,105,000	4,935,004

Ser. 11-C4, Class F, 3.873%, 7/15/46	7,276,000	6,287,919

Income Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (47.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

JPMorgan Chase Commercial Mortgage Securities Trust 144A

Ser. 13-C10, Class E, 3.50%, 12/15/47	$3,043,000	$2,212,261

FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	2,038,000	1,507,305

FRB Ser. 05-CB12, Class X1, IO, 0.401%, 9/12/37	2,891,177	10,288

FRB Ser. 06-LDP6, Class X1, IO, 0.023%, 4/15/43	1,830,960	18

LB Commercial Mortgage Trust 144A

Ser. 99-C1, Class G, 6.41%, 6/15/31 F	198,728	201,798

Ser. 98-C4, Class H, 5.60%, 10/15/35	160,282	161,202

LB-UBS Commercial Mortgage Trust

FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	3,606,000	901,500

FRB Ser. 06-C6, Class B, 5.472%, 9/15/39	5,115,000	4,526,775

Ser. 06-C1, Class AJ, 5.276%, 2/15/41	3,720,268	3,695,119

FRB Ser. 07-C2, Class XW, IO, 0.451%, 2/15/40	4,133,020	6,000

LB-UBS Commercial Mortgage Trust 144A

FRB Ser. 04-C1, Class G, IO, 5.077%, 1/15/36	7,400,000	279,268

FRB Ser. 07-C2, Class XCL, IO, 0.451%, 2/15/40	91,548,074	132,909

FRB Ser. 05-C7, Class XCL, IO, 0.34%, 11/15/40	5,342,065	41,401

FRB Ser. 05-C5, Class XCL, IO, 0.329%, 9/15/40	10,807,390	92,655

FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40	1,894,163	102

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.261%, 4/20/48	3,057,000	2,655,830

Merrill Lynch Mortgage Trust

FRB Ser. 08-C1, Class AJ, 6.263%, 2/12/51	854,000	876,631

Ser. 06-C2, Class AJ, 5.802%, 8/12/43 F	399,482	400,481

Merrill Lynch Mortgage Trust 144A

FRB Ser. 04-KEY2, Class XC, IO, 0.459%, 8/12/39	1,389,651	2,111

FRB Ser. 05-MCP1, Class XC, IO, 0.014%, 6/12/43	1,808,382	12

Mezz Cap Commercial Mortgage Trust 144A

FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37	141,246	4,308

FRB Ser. 05-C3, Class X, IO, 6.741%, 5/15/44	66,912	749

FRB Ser. 06-C4, Class X, IO, 4.759%, 7/15/45	914,313	13,806

Morgan Stanley Bank of America Merrill Lynch Trust

FRB Ser. 13-C7, Class XA, IO, 1.552%, 2/15/46	62,169,133	4,009,909

FRB Ser. 13-C12, Class XA, IO, 0.936%, 10/15/46	120,584,782	4,321,373

Morgan Stanley Bank of America Merrill Lynch Trust 144A

FRB Ser. 14-C15, Class E, 4.895%, 4/15/47	4,378,000	3,221,332

Ser. 14-C17, Class D, 4.698%, 8/15/47	3,940,000	3,243,393

FRB Ser. 13-C11, Class D, 4.37%, 8/15/46	5,438,000	4,527,679

FRB Ser. 13-C11, Class F, 4.37%, 8/15/46	6,212,000	4,823,618

FRB Ser. 13-C10, Class E, 4.084%, 7/15/46	5,447,000	4,560,773

Ser. 14-C17, Class E, 3.50%, 8/15/47	4,422,000	2,826,542

Morgan Stanley Capital I Trust

Ser. 06-HQ9, Class C, 5.842%, 7/12/44	3,642,000	3,635,129

Ser. 07-HQ11, Class D, 5.587%, 2/12/44	3,784,000	1,147,207

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	4,757,000	4,700,867

Morgan Stanley Capital I Trust 144A

FRB Ser. 08-T29, Class C, 6.275%, 1/11/43	3,069,000	3,155,546

FRB Ser. 08-T29, Class D, 6.275%, 1/11/43	5,639,000	5,547,648

FRB Ser. 08-T29, Class F, 6.275%, 1/11/43	3,094,000	3,089,050

FRB Ser. 11-C3, Class E, 5.155%, 7/15/49	308,000	316,547

34 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (47.5%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38	$1,855,315	$139,149

UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class XA, IO,
2.089%, 5/10/45	13,244,172	1,232,221

UBS-Barclays Commercial Mortgage Trust 144A

Ser. 12-C2, Class F, 4.885%, 5/10/63	2,565,000	2,146,649

FRB Ser. 12-C4, Class XA, IO, 1.767%, 12/10/45	81,103,482	6,092,972

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C26, Class AJ, 6.109%, 6/15/45	4,064,000	3,050,845

FRB Ser. 06-C29, IO, 0.318%, 11/15/48	55,144,078	2,206

FRB Ser. 07-C34, IO, 0.294%, 5/15/46	13,892,863	27,786

Wachovia Bank Commercial Mortgage Trust 144A

FRB Ser. 05-C21, Class E, 5.288%, 10/15/44	4,945,000	4,615,712

FRB Ser. 06-C26, Class XC, IO, 0.063%, 6/15/45	4,056,197	811

FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42	289,363	29

Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16, Class XA,
IO, 1.443%, 8/15/50	76,567,803	5,159,904

Wells Fargo Commercial Mortgage Trust 144A

Ser. 12-LC5, Class E, 4.777%, 10/15/45	1,806,000	1,544,672

Ser. 14-LC18, Class D, 3.957%, 12/15/47	8,305,590	6,416,064

WF-RBS Commercial Mortgage Trust

Ser. 13-C12, Class AS, 3.56%, 3/15/48	2,875,000	3,018,664

FRB Ser. 13-C14, Class XA, IO, 0.866%, 6/15/46	85,396,234	3,438,906

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C2, Class D, 5.602%, 2/15/44	541,438	562,554

Ser. 11-C4, Class E, 5.265%, 6/15/44	1,545,768	1,555,197

Ser. 11-C4, Class F, 5.00%, 6/15/44	5,609,000	5,074,462

Ser. 11-C3, Class E, 5.00%, 3/15/44	1,601,000	1,403,917

FRB Ser. 14-C19, Class E, 4.97%, 3/15/47	3,600,000	2,702,520

FRB Ser. 12-C7, Class D, 4.835%, 6/15/45	2,086,000	1,998,409

FRB Ser. 12-C9, Class D, 4.801%, 11/15/45	1,831,000	1,783,394

FRB Ser. 13-UBS1, Class E, 4.628%, 3/15/46	2,810,000	2,050,457

FRB Ser. 12-C10, Class E, 4.453%, 12/15/45	3,645,000	2,976,370

Ser. 14-C19, Class D, 4.234%, 3/15/47	3,331,000	2,692,585

FRB Ser. 13-C11, Class D, 4.208%, 3/15/45	2,967,000	2,728,249

Ser. 14-C20, Class D, 3.986%, 5/15/47	6,328,000	4,806,749

Ser. 13-C12, Class E, 3.50%, 3/15/48	3,607,000	2,777,751

Ser. 13-C14, Class E, 3.25%, 6/15/46	3,222,000	2,154,551

FRB Ser. 12-C9, Class XA, IO, 2.118%, 11/15/45	87,317,564	7,428,105

FRB Ser. 11-C5, Class XA, IO, 1.794%, 11/15/44	31,115,528	2,277,968

FRB Ser. 12-C10, Class XA, IO, 1.71%, 12/15/45	73,799,640	5,429,439

FRB Ser. 13-C12, Class XA, IO, 1.384%, 3/15/48	20,466,861	1,183,519

FRB Ser. 13-C11, Class XA, IO, 1.362%, 3/15/45	30,040,267	1,612,180

		408,241,393

Residential mortgage-backed securities (non-agency) (8.9%)

BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A2, 1.577%, 1/26/46	8,733,000	7,947,030

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
6.884%, 9/25/28	20,113,870	22,456,732

Income Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (47.5%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
5.184%, 10/25/28	$13,300,000	$13,868,882

Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3,
4.334%, 3/25/29	1,050,000	1,037,202

Structured Agency Credit Risk Debt FRN Ser. 14-DN2, Class M3,
4.134%, 4/25/24	2,690,000	2,771,252

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
7.484%, 8/25/28	11,800,000	13,228,861

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
6.534%, 9/25/28	14,518,000	15,768,000

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.434%, 10/25/28	18,660,000	20,093,122

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
5.834%, 10/25/28	21,273,000	22,733,868

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
4.984%, 1/25/29	12,623,000	12,978,810

FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	134,710	13

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	4,746,000	3,559,500

Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through
Certificates FRB Ser. 05-3, Class M3, 1.034%, 7/25/35	7,615,000	6,015,850

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR11, Class A1C3, 1.044%, 8/25/45 F	3,185,254	2,930,433

FRB Ser. 05-AR19, Class A1C3, 1.034%, 12/25/45	4,265,719	3,851,944

FRB Ser. 05-AR13, Class A1C4, 0.964%, 10/25/45	13,654,014	11,605,912

FRB Ser. 05-AR17, Class A1B2, 0.944%, 12/25/45	4,670,183	3,927,624

FRB Ser. 05-AR2, Class 2A1B, 0.904%, 1/25/45	1,713,081	1,557,191

FRB Ser. 05-AR17, Class A1B3, 0.884%, 12/25/45	1,389,528	1,217,095

		167,549,321

Total mortgage-backed securities (cost $951,655,473)		$897,608,510

	Principal
CORPORATE BONDS AND NOTES (28.5%)*	amount	Value

Basic materials (1.8%)

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	$835,000	$950,405

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	1,040,000	1,127,100

Cytec Industries, Inc. sr. unsec. unsub. notes 3.50%, 4/1/23	355,000	349,490

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	1,593,000	1,657,351

Eastman Chemical Co. sr. unsec. unsub. notes 6.30%, 11/15/18	300,000	327,744

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	474,000	484,665

Georgia-Pacific, LLC sr. unsec. unsub. notes 7.75%, 11/15/29	470,000	662,750

Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	590,000	594,484

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	4,284,000	4,355,543

36 Income Fund

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Basic materials cont.

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	$2,856,000	$2,813,160

International Paper Co. sr. unsec. notes 8.70%, 6/15/38	510,000	751,353

LyondellBasell Industries NV sr. unsec. unsub. notes
4.625%, 2/26/55	3,130,000	2,965,734

NOVA Chemicals Corp. 144A sr. unsec. notes 5.00%,
5/1/25 (Canada)	376,000	377,410

Southern Copper Corp. sr. unsec. unsub. notes 5.375%,
4/16/20 (Peru)	200,000	219,750

Union Carbide Corp. sr. unsec. unsub. bonds 7.75%, 10/1/96	135,000	173,678

Westlake Chemical Corp. 144A company guaranty sr. unsec.
unsub. bonds 3.60%, 8/15/26	5,490,000	5,501,282

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	5,975,000	8,063,615

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	637,000	847,822

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	393,000	414,741

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	1,385,000	1,832,464

		34,470,541

Capital goods (0.3%)

Crown Americas, LLC/Crown Americas Capital Corp. IV company
guaranty sr. unsec. notes 4.50%, 1/15/23	450,000	461,250

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	1,393,000	1,875,119

Northrop Grumman Systems Corp. company guaranty sr. unsec.
unsub. notes 7.875%, 3/1/26	1,355,000	1,860,452

United Technologies Corp. sr. unsec. unsub. notes 5.70%, 4/15/40	100,000	127,362

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	1,770,000	1,873,988

		6,198,171

Communication services (2.9%)

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	880,000	1,057,434

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	7,570,000	7,954,518

CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	1,415,000	1,491,278

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. bonds
6.484%, 10/23/45	5,152,000	6,037,371

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. notes
4.908%, 7/23/25	1,813,000	1,955,413

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	3,645,000	5,084,688

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	700,000	943,220

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45%, 3/15/37	1,325,000	1,774,681

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	945,000	1,055,952

Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	1,337,000	1,472,371

Income Fund 37

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Communication services cont.

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	$1,915,000	$2,081,316

NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 6.40%, 4/30/40	845,000	1,152,378

Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	425,000	443,271

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	3,075,000	3,090,375

TCI Communications, Inc. sr. unsec. unsub. notes 7.875%, 2/15/26	2,435,000	3,407,045

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57%, 4/27/23 (Spain)	692,000	757,539

Verizon Communications, Inc. sr. unsec. unsub. notes
6.40%, 9/15/33	920,000	1,147,592

Verizon Communications, Inc. sr. unsec. unsub. notes 5.90%,
2/15/54 (units)	127,000	3,431,540

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05%, 3/15/34	4,675,000	5,096,255

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	3,906,000	3,884,247

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8.00%, 6/1/22	640,000	785,661

		54,104,145

Conglomerates (0.6%)

General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	10,100,000	10,706,000

		10,706,000

Consumer cyclicals (4.6%)

21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.85%, 3/1/39	1,065,000	1,492,098

21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	870,000	1,043,624

21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	4,690,000	6,653,154

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	4,348,000	4,750,247

CBS Corp. company guaranty sr. unsec. debs. 7.875%, 7/30/30	1,263,000	1,774,225

CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	3,576,000	3,484,197

CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	1,940,000	1,968,074

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	1,820,000	1,860,659

Expedia, Inc. 144A company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	1,721,000	1,806,332

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47	3,790,000	5,907,041

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31	3,453,000	4,537,021

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46	350,000	490,370

General Motors Co. sr. unsec. notes 6.25%, 10/2/43	1,860,000	2,129,693

General Motors Co. sr. unsec. notes 5.20%, 4/1/45	105,000	107,056

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	2,930,000	2,921,357

38 Income Fund

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Consumer cyclicals cont.

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	$1,048,000	$1,072,121

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	1,640,000	1,647,200

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	5,983,000	6,049,704

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)	510,000	583,971

Grupo Televisa SAB sr. unsec. unsub. notes 5.00%, 5/13/45 (Mexico)	2,120,000	2,006,374

Hilton Domestic Operating Co., Inc. 144A sr. unsec. sub. notes
4.25%, 9/1/24	915,000	917,288

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15%, 2/1/23	675,000	892,064

Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R	266,000	304,016

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	2,124,000	2,345,463

Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23	660,000	671,109

L Brands, Inc. company guaranty sr. unsec. notes 6.625%, 4/1/21	913,000	1,048,809

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	820,000	902,000

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	1,695,000	1,811,531

NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	740,000	780,329

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	640,000	681,336

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	2,575,000	2,668,704

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	2,535,000	2,633,399

Owens Corning company guaranty sr. unsec. sub. notes
9.00%, 6/15/19	3,833,000	4,445,743

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	3,089,000	3,210,531

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	1,105,000	1,120,964

QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	944,000	932,080

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	3,420,000	3,792,270

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4.875%, 9/15/21	639,000	666,158

Time Warner, Inc. company guaranty sr. unsec. bonds
7.70%, 5/1/32	1,850,000	2,555,725

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	770,000	759,040

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	911,000	989,695

Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	520,000	584,099

		86,996,871

Consumer staples (3.0%)

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	694,000	761,796

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	3,057,000	3,495,793

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	868,000	913,363

Income Fund 39

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Consumer staples cont.

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	$5,598,000	$8,846,329

Bacardi, Ltd. 144A unsec. notes 4.50%, 1/15/21 (Bermuda)	1,430,000	1,549,213

Constellation Brands, Inc. company guaranty sr. unsec. notes
3.875%, 11/15/19	366,000	382,928

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	2,534,000	2,840,903

CVS Health Corp. sr. unsec. unsub. notes 5.125%, 7/20/45	4,375,000	5,103,836

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	66,958	77,698

CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	1,951,601	2,478,169

Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	675,000	871,049

ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	2,615,000	2,678,129

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,548,000	2,055,328

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	2,509,000	2,950,546

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	960,000	1,019,366

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)	715,000	743,338

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. unsub.
notes 4.875%, 6/27/44 (Mexico)	400,000	395,026

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6.875%, 1/26/39	1,815,000	2,431,492

Kraft Foods Group, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	3,905,000	5,093,178

Kraft Heinz Foods Co. company guaranty sr. unsec. bonds
4.375%, 6/1/46	1,490,000	1,511,134

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	4,845,000	5,235,085

SABMiller Holdings, Inc. 144A company guaranty sr. unsec. unsub.
notes 4.95%, 1/15/42	630,000	714,887

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	461,000	496,478

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15%, 8/15/44	654,000	738,718

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	3,545,000	3,613,461

		56,997,243

Energy (1.8%)

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55%, 3/15/26	2,730,000	3,104,728

DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	2,375,000	2,321,563

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	1,259,000	1,264,086

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	1,930,000	1,906,566

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	885,000	1,129,612

Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	525,000	566,680

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	1,095,000	635,100

40 Income Fund

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Energy cont.

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	$2,535,000	$2,448,810

Pride International, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 8/15/40	2,160,000	1,728,000

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	5,705,000	5,804,838

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65%, 3/1/20	240,000	259,502

Spectra Energy Capital, LLC company guaranty sr. unsec. sub.
notes 6.20%, 4/15/18	130,000	137,124

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 8.00%, 10/1/19	650,000	745,515

Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	1,115,000	1,107,839

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	1,900,000	2,217,760

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	383,000	473,005

Williams Partners LP sr. unsec. notes 5.25%, 3/15/20	3,785,000	4,093,822

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	919,000	944,319

Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	635,000	646,322

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	1,575,000	1,614,663

		33,149,854

Financials (8.5%)

Aflac, Inc. sr. unsec. notes 6.45%, 8/15/40	675,000	892,163

Aflac, Inc. sr. unsec. unsub. notes 6.90%, 12/17/39	1,725,000	2,349,771

Air Lease Corp. sr. unsec. notes 4.75%, 3/1/20	1,000,000	1,074,561

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	1,900,000	1,999,355

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	1,895,000	1,949,758

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	3,485,000	3,567,769

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	2,574,000	3,447,608

Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	3,255,000	3,135,906

Assurant, Inc. sr. unsec. notes 6.75%, 2/15/34	1,485,000	1,832,321

Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	785,000	861,596

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	1,630,000	1,699,601

Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	1,000,000	1,002,479

Barclays Bank PLC unsec. sub. notes 7.625%, 11/21/22
(United Kingdom)	3,275,000	3,655,719

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	3,252,000	4,105,185

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7.25%, 2/1/18	1,685,000	1,802,047

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	2,065,000	2,262,131

BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	170,000	176,735

BPCE SA 144A unsec. sub. notes 5.70%, 10/22/23 (France)	265,000	287,119

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	460,000	483,738

Income Fund 41

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Financials cont.

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	$5,245,000	$5,669,950

Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	1,260,000	1,287,019

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	1,916,000	1,989,542

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	1,288,000	1,376,992

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	3,092,000	3,233,679

CNA Financial Corp. sr. unsec. notes 3.95%, 5/15/24	650,000	675,138

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,755,000	1,772,550

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	1,865,000	2,144,004

Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN 11.00%,
perpetual maturity (Netherlands)	1,255,000	1,512,150

Credit Agricole SA 144A unsec. sub. notes 4.375%, 3/17/25 (France)	2,600,000	2,656,719

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	539,000	520,809

Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	945,000	1,025,746

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	1,150,000	1,228,502

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	1,031,000	1,051,620

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	626,000	604,215

GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	382,000	416,669

Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	950,000	1,196,055

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	3,548,000	4,488,036

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	3,000,000	3,053,259

Hospitality Properties Trust sr. unsec. unsub. notes
4.65%, 3/15/24 R	246,000	251,205

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	875,000	885,203

HSBC Bank USA, NA unsec. sub. notes 7.00%, 1/15/39	2,000,000	2,654,746

HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	4,560,000	6,885,600

HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	1,240,000	1,415,275

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,705,000	3,050,518

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	895,000	966,600

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	3,165,000	3,167,481

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	2,655,000	3,063,352

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	130,000	152,750

Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23 R	225,000	230,063

Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	2,145,000	2,215,403

Lloyds Banking Group PLC 144A unsec. sub. notes 5.30%, 12/1/45
(United Kingdom)	5,429,000	5,730,679

42 Income Fund

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Financials cont.

Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	$2,599,000	$4,014,197

Metropolitan Life Insurance Co. 144A unsec. sub. notes
7.80%, 11/1/25	4,291,000	5,612,113

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	150,000	161,423

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	1,535,000	1,648,711

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 5.875%, 3/15/22	1,601,000	1,667,041

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	2,500,000	2,078,125

OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	1,010,000	1,145,511

Pacific LifeCorp 144A sr. unsec. notes 6.00%, 2/10/20	1,575,000	1,735,346

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	642,000	644,324

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	357,000	387,298

Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	1,135,000	1,489,599

Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	455,000	499,511

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	2,030,000	2,201,119

Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)	465,000	460,373

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	2,600,000	2,684,188

Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	660,000	660,703

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	2,790,000	2,894,402

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	1,125,000	1,141,418

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	1,125,000	1,131,874

SL Green Realty Corp company guaranty sr. unsec. unsub. notes
5.00%, 8/15/18 R	1,185,000	1,238,793

Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	2,380,000	2,572,014

Teachers Insurance & Annuity Association of America 144A unsec.
sub. FRN 4.375%, 9/15/54	311,000	345,874

Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	889,000	1,196,190

TIAA Asset Management Finance Co., LLC 144A sr. unsec. sub. notes
4.125%, 11/1/24	80,000	82,983

TIERS Trust/United States 144A sr. bonds stepped-coupon zero %
(8.125%, 9/15/17), 3/15/46 ††	3,965,000	4,004,650

Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	2,955,000	2,951,761

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	975,000	1,308,337

UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	200,000	197,920

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Jersey)	5,175,000	5,410,183

Income Fund 43

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Financials cont.

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	$2,925,000	$3,027,375

VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	205,000	215,763

Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	250,000	332,611

Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	750,000	838,625

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	2,990,000	3,114,815

		162,252,261

Health care (1.0%)

AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	1,058,000	1,078,875

Aetna, Inc. sr. unsec. notes 6.75%, 12/15/37	1,660,000	2,226,115

Anthem, Inc. sr. unsec. unsub. notes 4.625%, 5/15/42	665,000	694,346

Fresenius Medical Care US Finance II, Inc. 144A company guaranty
sr. unsec. sub. notes 5.625%, 7/31/19	356,000	385,370

Fresenius Medical Care US Finance, Inc. 144A company guaranty
sr. unsec. unsub. notes 5.75%, 2/15/21	839,000	937,583

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	605,000	632,225

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	2,300,000	2,395,450

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	2,820,000	2,805,900

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	2,201,000	2,296,101

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4.75%, 1/30/20	244,000	264,700

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	680,000	668,662

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	3,691,000	3,589,630

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.625%, 11/15/41	975,000	1,085,629

		19,060,586

Technology (1.5%)

Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	2,578,000	2,751,195

Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	889,000	944,497

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	1,232,000	1,218,391

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	3,787,000	4,148,488

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	1,262,000	1,529,154

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	5,732,000	6,138,158

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5.00%, 3/15/22	1,075,000	1,112,643

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	425,000	459,000

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	3,170,000	3,109,104

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	6,865,000	6,771,821

		28,182,451

Transportation (0.4%)

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	1,520,000	1,865,291

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.90%, 1/2/18	167,180	169,169

44 Income Fund

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Transportation cont.

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648%, 9/15/17	$76,259	$77,589

Norfolk Southern Corp. sr. unsec. unsub. bonds 6.00%, 5/23/11	1,115,000	1,310,801

Penske Truck Leasing Co. Lp/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	2,309,000	2,306,416

Southwest Airlines Co. 2007-1 Pass Through Trust pass-through
certificates Ser. 07-1, 6.15%, 8/1/22	168,089	189,100

United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A,
3.75%, 9/3/26	433,468	454,058

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636%, 7/2/22	343,062	365,361

		6,737,785

Utilities and power (2.1%)

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	382,000	431,660

American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	1,895,000	2,084,538

Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	580,000	691,996

Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	390,000	435,770

Beaver Valley II Funding Corp. sr. bonds 9.00%, 6/1/17	6,000	6,000

Berkshire Hathaway Energy Co. sr. unsec. bonds 6.50%, 9/15/37	410,000	558,052

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	1,000,000	1,308,568

Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	480,000	600,498

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	710,000	753,872

Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	725,000	787,668

EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	845,000	908,612

El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	830,000	1,062,764

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5.625%,
perpetual maturity (France)	586,000	580,140

Emera US Finance LP 144A company guaranty sr. unsec. notes
3.55%, 6/15/26	2,027,000	2,070,351

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	990,000	1,006,211

Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	650,000	677,662

Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	2,265,000	2,430,365

Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	780,000	854,272

FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	2,710,000	2,990,084

Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	510,000	663,486

ITC Holdings Corp. 144A sr. unsec. notes 6.05%, 1/31/18	330,000	347,039

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	1,274,000	1,276,213

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	1,455,000	1,491,922

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05%, 12/1/19	750,000	768,472

Income Fund 45

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Utilities and power cont.

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	$360,000	$501,798

Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	1,455,000	1,594,345

Pacific Gas & Electric Co. sr. unsec. notes 6.35%, 2/15/38	295,000	400,026

Pacific Gas & Electric Co. sr. unsec. unsub. notes 5.8%, 3/1/37	785,000	1,006,195

PacifiCorp sr. mtge. bonds 6.25%, 10/15/37	460,000	619,750

PPL WEM Ltd./Western Power Distribution, Ltd. 144A sr. unsec.
unsub. notes 5.375%, 5/1/21 (United Kingdom)	3,220,000	3,552,298

Puget Energy, Inc. sr. sub. notes 3.65%, 5/15/25	2,105,000	2,160,271

Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	1,404,000	1,463,009

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2%, 4/1/19	2,840,000	3,247,245

		39,331,152

Total corporate bonds and notes (cost $510,050,759)		$538,187,060

	Principal
ASSET-BACKED SECURITIES (0.6%)*	amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.534%,
2/25/17 acquired 2/4/16, cost $11,077,000) ∆∆	$11,077,000	$11,077,000

Total asset-backed securities (cost $11,077,000)		$11,077,000

	Principal
MUNICIPAL BONDS AND NOTES (0.2%)*	amount	Value

CA State G.O. Bonds (Build America Bonds), 7.50%, 4/1/34	$770,000	$1,135,989

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718%, 1/1/49	675,000	1,009,807

OH State U. Rev. Bonds (Build America Bonds), 4.91%, 6/1/40	845,000	1,036,688

Total municipal bonds and notes (cost $2,294,804)		$3,182,484

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International
1.023/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.023	$525,096,600	$189,035

Total purchased swap options outstanding (cost $840,155)			$189,035

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.3%)*	price	amount	Value

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/$100.77	$125,000,000	$1,937,250

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/100.58	125,000,000	1,760,625

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/100.02	125,000,000	1,285,375

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.83	125,000,000	1,146,875

Total purchased options outstanding (cost $5,117,188)			$6,130,125

46 Income Fund

	Principal amount/		Value
SHORT-TERM INVESTMENTS (11.5%)*		shares

Putnam Short Term Investment Fund 0.50% L	Shares	185,198,930	$185,198,930

U.S. Treasury Bills 0.260%, 12/15/16 §		$10,000	9,998

U.S. Treasury Bills 0.260%, 12/1/16 ∆ §		1,061,000	1,060,847

U.S. Treasury Bills 0.294%, 11/25/16 # ∆ §		24,564,000	24,561,175

U.S. Treasury Bills 0.270%, 11/17/16 ∆ §		1,091,000	1,090,914

U.S. Treasury Bills 0.288%, 11/10/16 ∆ §		3,603,000	3,602,888

U.S. Treasury Bills 0.245%, 11/3/16 ∆ §		1,244,000	1,243,993

Total short-term investments (cost $216,766,550)			$216,768,745

TOTAL INVESTMENTS

Total investments (cost $3,752,612,700)			$3,723,447,705

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,891,320,380.

† This security is non-income-producing.

††The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $11,077,000, or 0.6% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Income Fund 47

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,515,593,708 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	312	$50,768,250	Dec-16	$(2,272,371)

U.S. Treasury Bond Ultra 30 yr (Long)	677	119,109,688	Dec-16	(7,569,660)

U.S. Treasury Note 2 yr (Long)	77	16,796,828	Dec-16	(3,763)

U.S. Treasury Note 5 yr (Long)	994	120,072,094	Dec-16	(312,603)

U.S. Treasury Note 10 yr (Long)	7	907,375	Dec-16	(8,545)

U.S. Treasury Note 10 yr (Short)	7	907,375	Dec-16	8,517

U.S. Treasury Note Ultra 10 yr (Short)	324	45,851,063	Dec-16	218,653

Total				$(9,939,772)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/16 (premiums $6,716,193)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International

(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	$525,096,500	$5,251

(1.15)/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.15	525,096,600	57,761

1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	525,096,500	609,112

JPMorgan Chase Bank N.A.

(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	525,096,500	525

1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	525,096,500	708,880

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	21,202,000	1,602,659

Total			$2,984,188

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $5,117,188)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/$100.02	$125,000,000	$1,285,375

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.83	125,000,000	1,146,875

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.27	125,000,000	794,375

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.27	125,000,000	794,375

48 Income Fund

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $5,117,188) cont.

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/$99.08	$125,000,000	$697,250

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.08	125,000,000	697,250

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/98.52	125,000,000	462,375

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/98.33	125,000,000	400,875

Total			$6,278,750

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/16

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.

(5.00 Floor)/3 month USD-LIBOR-BBA/
Mar-21 (Written)	Mar-21/5.00	$1,000,000	$222,000	$44,970

Total			$222,000	$44,970

TBA SALE COMMITMENTS OUTSTANDING at 10/31/16 (proceeds receivable $856,475,039)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 3.50%, 11/1/46	$6,000,000	11/14/16	$6,296,250

Federal Home Loan Mortgage Corporation, 3.00%, 11/1/46	2,000,000	11/14/16	2,058,750

Federal National Mortgage Association, 4.50%, 11/1/46	14,000,000	11/14/16	15,301,563

Federal National Mortgage Association, 4.00%, 11/1/46	60,000,000	11/14/16	64,246,872

Federal National Mortgage Association, 3.50%, 11/1/46	437,000,000	11/14/16	458,786,329

Federal National Mortgage Association, 3.00%, 11/1/46	229,000,000	11/14/16	235,762,645

Federal National Mortgage Association, 2.50%, 11/1/46	68,000,000	11/14/16	67,873,180

Government National Mortgage Association, 4.00%, 11/1/46	2,000,000	11/21/16	2,142,188

Government National Mortgage Association, 3.00%, 11/1/46	2,000,000	11/21/16	2,082,989

Total			$854,550,766

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$3,474,100 E	$(413)	12/21/21	1.25%	3 month USD-	$18,361
				LIBOR-BBA

225,069,000 E	(376,355)	12/21/18	1.015%	3 month USD-	72,882
				LIBOR-BBA

612,700 E	869	12/21/18	3 month USD-	1.015%	(354)
			LIBOR-BBA

200,662,800 E	571,030	12/21/26	1.60%	3 month USD-	2,610,968
				LIBOR-BBA

105,300 E	81	12/21/46	1.90%	3 month USD-	3,960
				LIBOR-BBA

10,890,200 E	(287,516)	12/21/46	3 month USD-	1.90%	(688,711)
			LIBOR-BBA

Income Fund 49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$40,274,000	$(534)	9/22/26	3 month USD-	1.5365%	$(523,514)
			LIBOR-BBA

379,000	(5)	9/26/26	1.486%	3 month USD-	6,784
				LIBOR-BBA

133,901,900	(1,776)	9/27/26	3 month USD-	1.467%	(2,641,350)
			LIBOR-BBA

1,106,000	(4)	9/30/18	0.989%	3 month USD-	1,715
				LIBOR-BBA

820,000	(11)	9/30/26	1.3975%	3 month USD-	21,569
				LIBOR-BBA

91,066,600	(1,208)	10/6/26	1.52%	3 month USD-	1,367,130
				LIBOR-BBA

91,066,600	(1,208)	10/6/26	1.52236%	3 month USD-	1,346,855
				LIBOR-BBA

4,071,221 E	(139)	4/24/47	3 month USD-	1.92%	(145,889)
			LIBOR-BBA

114,439,500 E	(194,533)	11/23/26	1.58%	3 month USD-	1,073,343
				LIBOR-BBA

Total	$(291,722)				$2,523,749

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

$1,005,426	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$5,839
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,749,231	—	1/12/41	4.50% (1 month	Synthetic TRS Index	10,071
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC

3,266,169	—	1/12/36	(5.50% ) 1 month	Synthetic TRS Index	7,609
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

254,786	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(1,309)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

791,266	—	1/12/41	4.00% (1 month	Synthetic TRS Index	4,595
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

571,147	—	1/12/40	4.00% (1 month	Synthetic MBX Index	133
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,155,228	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,310
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

50 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

$4,751,433	$—	1/12/40	4.00% (1 month	Synthetic MBX Index	$1,102
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

233,639	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(386)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

441,810	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(567)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

2,571,331	—	1/12/41	4.00% (1 month	Synthetic TRS Index	14,932
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,845,185	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(14,618)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,880,173	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(16,420)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

2,069,967	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,417)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

619,271	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(2,565)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,853,551	—	1/12/43	3.50% (1 month	Synthetic TRS Index	20,766
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

385,977	—	1/12/43	3.50% (1 month	Synthetic TRS Index	2,080
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

13,128,900	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(39,906)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

5,763,860	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(192)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

60,139,301	—	1/12/41	5.00% (1 month	Synthetic MBX Index	82,517
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

63,631,742	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(335,426)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Citibank, N.A.

4,920,061	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,751
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,165,776	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,600
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Income Fund 51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International

$11,387,397	$—	1/12/41	4.50% (1 month	Synthetic MBX Index	$21,529
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

1,827,762	—	1/12/39	(5.00%) 1 month	Synthetic TRS Index	(8,429)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,111,025	—	1/12/43	3.50% (1 month	Synthetic TRS Index	5,987
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,429,342	—	1/12/43	3.00% (1 month	Synthetic MBX Index	(19,735)
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

2,996,808	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(12,414)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

6,146,879	—	1/12/41	5.00% (1 month	Synthetic MBX Index	20,668
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,379,959	—	1/12/44	3.50% (1 month	Synthetic TRS Index	18,215
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,850,938	—	1/12/41	4.00% (1 month	Synthetic TRS Index	22,363
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,039,935	—	1/12/44	3.50% (1 month	Synthetic TRS Index	16,382
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,215,225	—	1/12/44	3.50% (1 month	Synthetic TRS Index	11,938
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,420,028	—	1/12/45	3.50% (1 month	Synthetic TRS Index	20,053
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

10,566,752	—	1/12/45	4.00% (1 month	Synthetic TRS Index	63,045
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,700,451	—	1/12/45	4.00% (1 month	Synthetic TRS Index	22,078
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,671,058	—	1/12/45	3.50% (1 month	Synthetic TRS Index	21,525
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

15,610,023	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(90,651)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

52 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International

$2,968,351	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(4,900)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,289,854	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,780)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

7,211,689	—	1/12/39	6.00% (1 month	Synthetic TRS Index	14,421
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,876,203	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,748)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,268,139	—	1/12/41	4.50% (1 month	Synthetic TRS Index	7,301
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,248,789	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(22,397)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,596,153	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,414)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,266,169	—	1/12/36	5.50% (1 month	Synthetic TRS Index	(7,609)
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

268,264	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,558
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,464,134	—	1/12/40	4.00% (1 month	Synthetic TRS Index	7,820
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

93,267	—	1/12/39	6.00% (1 month	Synthetic TRS Index	187
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,868,354	—	1/12/39	6.00% (1 month	Synthetic TRS Index	5,736
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,820,391	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(30,681)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

215,819	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,138)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

575,454	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,033)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

989,079	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,633)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Income Fund 53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$3,253,076	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(5,370)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,177,956	—	1/12/39	6.00% (1 month	Synthetic TRS Index	10,354
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

6,302,509	—	1/12/41	4.00% (1 month	Synthetic TRS Index	36,600
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,846,820	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(24,221)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

6,142,062	—	1/12/44	3.50% (1 month	Synthetic TRS Index	33,100
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,672,614	—	1/12/45	4.00% (1 month	Synthetic TRS Index	21,912
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,012,349	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(21,622)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

7,527,194	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	(32,706)
			USD-LIBOR	3.00% 30 year Fannie
				Mae pools

1,464,134	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	(7,820)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.

820,290	—	1/12/41	4.00% (1 month	Synthetic TRS Index	4,764
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,847,073	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(24,222)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

JPMorgan Securities LLC

12,439,002	—	1/12/44	4.00% (1 month	Synthetic TRS Index	70,317
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

11,397,223	—	1/12/44	(3.50%) 1 month	Synthetic TRS Index	(61,420)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

12,439,002	—	1/12/44	(4.00%) 1 month	Synthetic TRS Index	(70,317)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$—				$(263,908)

54 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$13,534	$198,000	5/11/63	300 bp	$(2,567)

CMBX NA BBB– Index	BBB–/P	26,395	438,000	5/11/63	300 bp	(9,221)

CMBX NA BBB– Index	BBB–/P	54,079	876,000	5/11/63	300 bp	(17,154)

CMBX NA BBB– Index	BBB–/P	51,528	904,000	5/11/63	300 bp	(21,982)

Credit Suisse International

CMBX NA BB Index	—	(240,124)	1,711,000	1/17/47	(500 bp)	24,102

CMBX NA A Index	A/P	104,823	2,520,000	1/17/47	200 bp	(2,221)

CMBX NA A Index	A/P	266,992	7,254,000	1/17/47	200 bp	(39,933)

CMBX NA BB Index	—	(237,205)	13,439,000	5/11/63	(500 bp)	1,824,711

CMBX NA BB Index	—	(8,311)	856,000	1/17/47	(500 bp)	123,879

CMBX NA BB Index	—	(110,507)	675,000	1/17/47	(500 bp)	(6,268)

CMBX NA BBB– Index	BBB–/P	375,879	7,662,000	5/11/63	300 bp	(247,170)

CMBX NA BBB– Index	BBB–/P	232,421	3,539,000	1/17/47	300 bp	(66,329)

CMBX NA BBB– Index	BBB–/P	2,654,505	35,913,000	1/17/47	300 bp	(377,151)

Goldman Sachs International

CMBX NA BB Index	—	(650,111)	6,355,000	5/11/63	(500 bp)	324,922

CMBX NA BB Index	—	(241,670)	1,597,000	1/17/47	(500 bp)	4,951

CMBX NA BB Index	—	(204,744)	1,211,000	1/17/47	(500 bp)	(17,732)

CMBX NA BBB– Index	BBB–/P	34,791	667,000	5/11/63	300 bp	(19,447)

CMBX NA BBB– Index	BBB–/P	33,283	671,000	5/11/63	300 bp	(21,280)

CMBX NA BBB– Index	BBB–/P	32,711	671,000	5/11/63	300 bp	(21,852)

CMBX NA BBB– Index	BBB–/P	79,683	1,647,000	5/11/63	300 bp	(54,246)

CMBX NA BBB– Index	BBB–/P	162,317	2,196,000	1/17/47	300 bp	(23,062)

CMBX NA BBB– Index	BBB–/P	291,140	4,177,000	1/17/47	300 bp	(61,468)

CMBX NA BBB– Index	BBB–/P	591,956	7,516,000	1/17/47	300 bp	(42,520)

JPMorgan Securities LLC

CMBX NA BBB– Index	BBB–/P	189,953	3,434,000	5/11/63	300 bp	(89,288)

CMBX NA BBB– Index	BBB–/P	2,848	54,000	1/17/47	300 bp	(1,710)

CMBX NA BBB– Index	BBB–/P	$32,035	$579,000	1/17/47	300 bp	$(16,842)

CMBX NA BBB– Index	BBB–/P	30,743	1,176,000	1/17/47	300 bp	(68,531)

CMBX NA BBB– Index	BBB–/P	385,538	2,916,000	1/17/47	300 bp	139,379

CMBX NA BBB– Index	BBB–/P	612,163	5,064,000	1/17/47	300 bp	184,675

Total		$4,566,645				$1,398,645

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Income Fund 55

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$11,077,000	$—

Corporate bonds and notes	—	534,182,410	4,004,650

Mortgage-backed securities	—	897,608,510	—

Municipal bonds and notes	—	3,182,484	—

Purchased options outstanding	—	6,130,125	—

Purchased swap options outstanding	—	189,035	—

U.S. government and agency mortgage obligations	—	2,049,862,474	—

U.S. treasury obligations	—	442,272	—

Short-term investments	185,198,930	31,569,815	—

Totals by level	$185,198,930	$3,534,244,125	$4,004,650

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(9,939,772)	$—	$—

Written options outstanding	—	(6,278,750)	—

Written swap options outstanding	—	(2,984,188)	—

Forward premium swap option contracts	—	44,970	—

TBA sale commitments	—	(854,550,766)	—

Interest rate swap contracts	—	2,815,471	—

Total return swap contracts	—	(263,908)	—

Credit default contracts	—	(3,168,000)	—

Totals by level	$(9,939,772)	$(864,385,171)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

56 Income Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	10/31/16

Asset-backed
securities	$112,617,000	$—	$—	$—	$—	$(112,617,000)	$—	$—	$—

Corporate bonds
and notes	$4,143,425	(280,591)	—	141,816	—	—	—	—	$4,004,650

Mortgage-backed
securities	$41,467,539	(4,392,715)	—	(2,022,687)	298,455	—	—	(35,350,592)	$—

Totals	$158,227,964	$(4,673,306)	$—	$(1,880,871)	$298,455	$(112,617,000)	$—	$(35,350,592)	$4,004,650

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $141,816 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Income Fund 57

Statement of assets and liabilities 10/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,567,413,770)	$3,538,248,775
Affiliated issuers (identified cost $185,198,930) (Notes 1 and 5)	185,198,930

Interest and other receivables	18,543,208

Receivable for shares of the fund sold	3,134,177

Receivable for investments sold	3,508,925

Receivable for sales of delayed delivery securities (Note 1)	679,978,803

Receivable for variation margin (Note 1)	2,811,791

Unrealized appreciation on forward premium swap option contracts (Note 1)	44,970

Unrealized appreciation on OTC swap contracts (Note 1)	3,244,777

Premium paid on OTC swap contracts (Note 1)	1,692,672

Prepaid assets	47,179

Total assets	4,436,454,207

LIABILITIES

Payable to custodian	27,039

Payable for investments purchased	6,338,255

Payable for purchases of delayed delivery securities (Note 1)	1,654,142,321

Payable for shares of the fund repurchased	7,514,649

Payable for compensation of Manager (Note 2)	643,958

Payable for custodian fees (Note 2)	94,146

Payable for investor servicing fees (Note 2)	532,716

Payable for Trustee compensation and expenses (Note 2)	486,478

Payable for administrative services (Note 2)	3,782

Payable for distribution fees (Note 2)	403,344

Payable for variation margin (Note 1)	2,418,240

Unrealized depreciation on OTC swap contracts (Note 1)	2,110,040

Premium received on OTC swap contracts (Note 1)	6,259,317

Written options outstanding, at value (premiums $11,833,381) (Notes 1 and 3)	9,262,938

TBA sale commitments, at value (proceeds receivable $856,475,039) (Note 1)	854,550,766

Other accrued expenses	345,838

Total liabilities	2,545,133,827

Net assets	$1,891,320,380

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,020,775,375

Undistributed net investment income (Note 1)	22,168,353

Accumulated net realized loss on investments (Note 1)	(120,716,753)

Net unrealized depreciation of investments	(30,906,595)

Total — Representing net assets applicable to capital shares outstanding	$1,891,320,380

(Continued on next page)

58 Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($829,643,294 divided by 120,355,543 shares)	$6.89

Offering price per class A share (100/96.00 of $6.89)*	$7.18

Net asset value and offering price per class B share ($24,859,172 divided by 3,643,541 shares)**	$6.82

Net asset value and offering price per class C share
($180,492,165 divided by 26,400,101 shares)**	$6.84

Net asset value and redemption price per class M share
($88,869,224 divided by 13,222,325 shares)	$6.72

Offering price per class M share (100/96.75 of $6.72)†	$6.95

Net asset value, offering price and redemption price per class R share
($25,265,607 divided by 3,695,845 shares)	$6.84

Net asset value, offering price and redemption price per class R5 share
($5,068,960 divided by 726,756 shares)	$6.97

Net asset value, offering price and redemption price per class R6 share
($76,616,245 divided by 10,947,943 shares)	$7.00

Net asset value, offering price and redemption price per class Y share
($660,505,713 divided by 94,441,285 shares)	$6.99

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Income Fund 59

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Interest (including interest income of $760,957 from investments in affiliated issuers) (Note 5)	$92,815,941

Total investment income	92,815,941

EXPENSES

Compensation of Manager (Note 2)	8,483,644

Investor servicing fees (Note 2)	3,472,966

Custodian fees (Note 2)	168,860

Trustee compensation and expenses (Note 2)	159,498

Distribution fees (Note 2)	5,287,305

Administrative services (Note 2)	60,473

Other	876,405

Fees waived and reimbursed by Manager (Note 2)	(23,360)

Total expenses	18,485,791

Expense reduction (Note 2)	(3,013)

Net expenses	18,482,778

Net investment income	74,333,163

Net realized loss on investments (Notes 1 and 3)	(91,729,275)

Net increase from payments by affiliates (Note 2)	3,064

Net realized loss on swap contracts (Note 1)	(52,496,828)

Net realized gain on futures contracts (Note 1)	30,874,093

Net realized gain on written options (Notes 1 and 3)	94,767,715

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	(7,275,351)

Net loss on investments	(25,856,582)

Net increase in net assets resulting from operations	$48,476,581

The accompanying notes are an integral part of these financial statements.

60 Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations

Net investment income	$74,333,163	$58,361,604

Net realized gain (loss) on investments	(18,581,231)	128,150

Net unrealized depreciation of investments	(7,275,351)	(94,960,039)

Net increase (decrease) in net assets resulting from operations	48,476,581	(36,470,285)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(28,623,921)	(34,589,245)

Class B	(631,520)	(772,105)

Class C	(4,581,717)	(5,244,288)

Class M	(2,712,807)	(3,436,129)

Class R	(809,709)	(886,652)

Class R5	(161,676)	(141,741)

Class R6	(3,805,161)	(3,969,199)

Class Y	(22,926,353)	(22,731,624)

Increase (decrease) from capital share transactions (Note 4)	(473,197,169)	615,459,914

Total increase (decrease) in net assets	(488,973,452)	507,218,646

NET ASSETS

Beginning of year	2,380,293,832	1,873,075,186

End of year (including undistributed net investment income
of $22,168,353 and $13,556,582, respectively)	$1,891,320,380	$2,380,293,832

The accompanying notes are an integral part of these financial statements.

Income Fund 61

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	neta ssets (%)[c]	neta ssets (%)	turnover (%)

Class A

October 31, 2016	$6.94	.24	(.08)	.16	(.21)	(.21)	$6.89	2.33	$829,643	.87[d]	3.45[d]	981[e]

October 31, 2015	7.26	.18	(.28)	(.10)	(.22)	(.22)	6.94	(1.37)	1,087,633.85		2.52	793[e]

October 31, 2014	7.20	.27	.12	.39	(.33)	(.33)	7.26	5.57	1,004,198.85		3.67	505[e]

October 31, 2013	7.27	.29	(.12)	.17	(.24)	(.24)	7.20	2.31	783,735.87		4.03	267[f]

October 31, 2012	6.84	.21	.43	.64	(.21)	(.21)	7.27	9.59	878,866.86		3.02	204[f]

Class B

October 31, 2016	$6.87	.18	(.07)	.11	(.16)	(.16)	$6.82	1.59	$24,859	1.62[d]	2.70[d]	981[e]

October 31, 2015	7.19	.13	(.28)	(.15)	(.17)	(.17)	6.87	(2.11)	30,089	1.60	1.77	793[e]

October 31, 2014	7.13	.21	.13	.34	(.28)	(.28)	7.19	4.79	32,142	1.60	2.94	505[e]

October 31, 2013	7.20	.23	(.12)	.11	(.18)	(.18)	7.13	1.58	34,514	1.62	3.28	267[f]

October 31, 2012	6.78	.16	.42	.58	(.16)	(.16)	7.20	8.75	41,215	1.61	2.27	204[f]

Class C

October 31, 2016	$6.88	.18	(.06)	.12	(.16)	(.16)	$6.84	1.74	$180,492	1.62[d]	2.70[d]	981[e]

October 31, 2015	7.21	.13	(.29)	(.16)	(.17)	(.17)	6.88	(2.24)	221,882	1.60	1.76	793[e]

October 31, 2014	7.15	.21	.13	.34	(.28)	(.28)	7.21	4.84	181,142	1.60	2.96	505[e]

October 31, 2013	7.22	.24	(.13)	.11	(.18)	(.18)	7.15	1.58	133,269	1.62	3.28	267[f]

October 31, 2012	6.80	.16	.42	.58	(.16)	(.16)	7.22	8.72	166,407	1.61	2.27	204[f]

Class M

October 31, 2016	$6.77	.21	(.06)	.15	(.20)	(.20)	$6.72	2.21	$88,869	1.12[d]	3.20[d]	981[e]

October 31, 2015	7.10	.16	(.28)	(.12)	(.21)	(.21)	6.77	(1.74)	103,524	1.10	2.26	793[e]

October 31, 2014	7.05	.24	.13	.37	(.32)	(.32)	7.10	5.31	121,065	1.10	3.43	505[e]

October 31, 2013	7.12	.27	(.12)	.15	(.22)	(.22)	7.05	2.15	128,376	1.12	3.79	267[f]

October 31, 2012	6.71	.19	.42	.61	(.20)	(.20)	7.12	9.27	151,113	1.11	2.77	204[f]

Class R

October 31, 2016	$6.88	.22	(.07)	.15	(.19)	(.19)	$6.84	2.29	$25,266	1.12[d]	3.21[d]	981[e]

October 31, 2015	7.21	.16	(.28)	(.12)	(.21)	(.21)	6.88	(1.73)	29,237	1.10	2.25	793[e]

October 31, 2014	7.16	.25	.12	.37	(.32)	(.32)	7.21	5.27	21,255	1.10	3.42	505[e]

October 31, 2013	7.23	.27	(.12)	.15	(.22)	(.22)	7.16	2.11	8,040	1.12	3.79	267[f]

October 31, 2012	6.81	.19	.43	.62	(.20)	(.20)	7.23	9.26	5,265	1.11	2.77	204[f]

Class R5

October 31, 2016	$7.02	.26	(.08)	.18	(.23)	(.23)	$6.97	2.66	$5,069	.57[d]	3.76[d]	981[e]

October 31, 2015	7.35	.20	(.28)	(.08)	(.25)	(.25)	7.02	(1.16)	4,463.56		2.77	793e

October 31, 2014	7.29	.27	.15	.42	(.36)	(.36)	7.35	5.83	2,683.58		3.71	505[e]

October 31, 2013	7.35	.32	(.12)	.20	(.26)	(.26)	7.29	2.75	11.58		4.33	267[f]

October 31, 2012†	7.11	.08	.23	.31	(.07)	(.07)	7.35	4.39*	10	.19*	1.12*	204[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

62 Income Fund	Income Fund 63

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	neta ssets (%)[c]	neta ssets (%)	turnover (%)

Class R6

October 31, 2016	$7.04	.27	(.08)	.19	(.23)	(.23)	$7.00	2.80	$76,616	.50[d]	3.82[d]	981[e]

October 31, 2015	7.36	.20	(.27)	(.07)	(.25)	(.25)	7.04	(1.02)	123,635.49		2.82	793[e]

October 31, 2014	7.29	.29	.14	.43	(.36)	(.36)	7.36	5.98	48,755.51		3.97	505[e]

October 31, 2013	7.36	.31	(.12)	.19	(.26)	(.26)	7.29	2.62	6,188.51		4.25	267[f]

October 31, 2012†	7.11	.08	.24	.32	(.07)	(.07)	7.36	4.54*	10	.17*	1.14*	204[f]

Class Y

October 31, 2016	$7.03	.26	(.08)	.18	(.22)	(.22)	$6.99	2.68	$660,506	.62[d]	3.71[d]	981[e]

October 31, 2015	7.36	.20	(.29)	(.09)	(.24)	(.24)	7.03	(1.27)	779,830.60		2.76	793[e]

October 31, 2014	7.29	.29	.13	.42	(.35)	(.35)	7.36	5.90	461,835.60		3.93	505[e]

October 31, 2013	7.36	.31	(.13)	.18	(.25)	(.25)	7.29	2.52	133,717.62		4.30	267[f]

October 31, 2012	6.91	.23	.45	.68	(.23)	(.23)	7.36	10.00	193,550.61		3.26	204[f]

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2):

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	730%

October 31, 2012	679

The accompanying notes are an integral part of these financial statements.

64 Income Fund	Income Fund 65

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October 31, 2016.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

66 Income Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

Income Fund 67

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources

68 Income Fund

that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

Income Fund 69

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6,339,067 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $6,030,724 and may include amounts related to unsettled agreements.

70 Income Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2016, the fund had a capital loss carryover of $99,833,962 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$36,522,463	$—	$36,522,463	*

63,311,499	N/A	63,311,499	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,468,528 to decrease undistributed net investment income, $92,884,454 to decrease paid-in capital and $94,352,982 to decrease accumulated net realized loss.

Income Fund 71

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$36,148,057

Unrealized depreciation	(96,189,362)

Net unrealized depreciation	(60,041,305)

Undistributed ordinary income	25,820,262

Capital loss carryforward	(99,833,962)

Cost for federal income tax purposes	$3,783,449,814

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.395% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $23,360.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $3,064 for a compliance error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution

72 Income Fund

accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,608,118	Class R5	5,786

Class B	46,452	Class R6	58,156

Class C	338,047	Class Y	1,211,128

Class M	157,016	Total	$3,472,966

Class R	48,263

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,013 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,514, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,390,060	Class M	466,973

Class B	276,281	Class R	143,419

Class C	2,010,572	Total	$5,287,305

Income Fund 73

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $60,715 and $2,317 from the sale of class A and class M shares, respectively, and received $11,205 and $3,505 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $309 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments	$28,294,625,553	$28,700,234,883
(Long-term)

U.S. government securities (Long-term)	—	—

Total	$28,294,625,553	$28,700,234,883

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$9,957,263,400	$31,534,986	$832,000,000	$5,232,500

Options opened	20,267,065,600	116,730,114	9,488,668,000	40,401,099

Options exercised	(1,671,191,100)	(12,512,779)	—	—

Options expired	(12,572,372,200)	(28,827,359)	(998,000,000)	(4,118,750)

Options closed	(13,333,081,100)	(100,208,769)	(8,322,668,000)	(36,397,661)

Written options outstanding at the
end of the reporting period	$2,647,684,600	$6,716,193	$1,000,000,000	$5,117,188

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class A	Shares	Amount	Shares	Amount

Shares sold	17,420,831	$119,476,416	58,019,092	$417,416,250

Shares issued in connection with
reinvestment of distributions	3,638,187	24,927,008	4,159,168	29,745,903

	21,059,018	144,403,424	62,178,260	447,162,153

Shares repurchased	(57,474,861)	(394,878,288)	(43,699,803)	(312,705,634)

Net increase (decrease)	(36,415,843)	$(250,474,864)	18,478,457	$134,456,519

74 Income Fund

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	473,905	$3,215,137	783,284	$5,561,145

Shares issued in connection with
reinvestment of distributions	80,018	543,022	92,478	655,672

	553,923	3,758,159	875,762	6,216,817

Shares repurchased	(1,291,032)	(8,770,404)	(964,057)	(6,828,922)

Net decrease	(737,109)	$(5,012,245)	(88,295)	$(612,105)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	4,430,148	$30,109,030	13,118,738	$93,618,215

Shares issued in connection with
reinvestment of distributions	530,664	3,609,062	559,445	3,971,321

	4,960,812	33,718,092	13,678,183	97,589,536

Shares repurchased	(10,799,205)	(73,554,564)	(6,575,856)	(46,585,911)

Net increase (decrease)	(5,838,393)	$(39,836,472)	7,102,327	$51,003,625

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	482,758	$3,218,271	1,068,632	$7,529,758

Shares issued in connection with
reinvestment of distributions	75,824	506,747	84,009	586,893

	558,582	3,725,018	1,152,641	8,116,651

Shares repurchased	(2,618,370)	(17,563,768)	(2,924,955)	(20,469,878)

Net decrease	(2,059,788)	$(13,838,750)	(1,772,314)	$(12,353,227)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	1,215,839	$8,277,029	2,979,794	$21,291,942

Shares issued in connection with
reinvestment of distributions	101,647	691,080	111,070	788,768

	1,317,486	8,968,109	3,090,864	22,080,710

Shares repurchased	(1,868,141)	(12,738,129)	(1,792,106)	(12,675,528)

Net increase (decrease)	(550,655)	$(3,770,020)	1,298,758	$9,405,182

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R5	Shares	Amount	Shares	Amount

Shares sold	201,050	$1,396,092	363,416	$2,647,388

Shares issued in connection with
reinvestment of distributions	23,308	161,676	19,605	141,741

	224,358	1,557,768	383,021	2,789,129

Shares repurchased	(133,296)	(926,116)	(112,478)	(814,543)

Net increase	91,062	$631,652	270,543	$1,974,586

Income Fund 75

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R6	Shares	Amount	Shares	Amount

Shares sold	6,606,750	$45,915,509	16,059,858	$117,566,331

Shares issued in connection with
reinvestment of distributions	547,491	3,805,161	547,845	3,969,199

	7,154,241	49,720,670	16,607,703	121,535,530

Shares repurchased	(13,772,333)	(96,559,360)	(5,664,803)	(41,171,022)

Net increase (decrease)	(6,618,092)	$(46,838,690)	10,942,900	$80,364,508

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	39,476,008	$274,933,198	80,260,841	$584,374,422

Shares issued in connection with
reinvestment of distributions	2,737,526	19,027,590	2,574,258	18,642,148

	42,213,534	293,960,788	82,835,099	603,016,570

Shares repurchased	(58,632,097)	(408,018,568)	(34,748,180)	(251,795,744)

Net increase (decrease)	(16,418,563)	$(114,057,780)	48,086,919	$351,220,826

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,647	0.23%	$11,480

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund*	$274,830,847	$848,707,286	$938,339,203	$760,957	$185,198,930

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

76 Income Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$822,200,000

Purchased swap option contracts (contract amount)	$3,899,700,000

Written TBA commitment option contracts (contract amount) (Note 3)	$1,644,500,000

Written swap option contracts (contract amount) (Note 3)	$4,728,600,000

Futures contracts (number of contracts)	2,000

Centrally cleared interest rate swap contracts (notional)	$4,565,800,000

OTC total return swap contracts (notional)	$408,500,000

OTC credit default contracts (notional)	$112,200,000

Centrally cleared credit default contracts (notional)	$310,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$3,971,237	Payables	$7,139,237

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	13,735,651*	depreciation	24,022,668*

Total		$17,706,888		$31,161,905

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(610,743)	$(610,743)

Interest rate contracts	(16,902,586)	30,874,093	(51,886,085)	$(37,914,578)

Total	$(16,902,586)	$30,874,093	$(52,496,828)	$(38,525,321)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$1,253,240	$1,253,240

Interest rate contracts	4,083,103	(11,197,665)	17,929,835	$10,815,273

Total	$4,083,103	$(11,197,665)	$19,183,075	$12,068,513

Income Fund 77

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

				ASSETS								LIABILITIES
	Centrally				Forward				Centrally				Forward				Total
	cleared	OTC Total			premium				cleared	OTC Total			premium				Financial	Total
	interest	return	OTC Credit		swap	Purchased			interest	return	OTC Credit		swap	Written			and	collateral
	rate swap	swap	default	Futures	option	swap	Purchased	Total	rate swap	swap	default	Futures	option	swap	Written	Total	Derivative	received	Net
	contracts§	contracts*#	contracts*#	contracts§	contracts#	options**#	options**#	Assets	contracts§	contracts*#	contracts*#	contracts§	contracts#	options#	options#	Liabilities	Net Assets	(pledged)†##	amount

Bank of America N.A.	$—	$15,910	$—	$—	$—	$—	$—	$15,910	$—	$—	$196,460	$—	$—	$—	$—	$196,460	$(180,550)	$(178,982)	$(1,568)

Barclays Bank PLC	—	136,044	—	—	—	—	—	$136,044	—	414,806	—	—	—	—	—	$414,806	$(278,762)	$(278,762)	$—

Barclays Capital Inc.
(clearing broker)	1,991,182	—	—	—	—	—	—	$1,991,182	2,418,240	—	—	—	—	—	—	$2,418,240	$(427,058)	$—	$(427,058)

Citibank, N.A.	—	8,351	—	—	—	—	—	$8,351	—	—	—	—	—	—	—	$—	$8,351	$—	$8,351

Credit Suisse International	—	243,783	2,562,571	—	—	—	—	$2,806,354	—	131,229	4,367,424	—	—	—	—	$4,498,653	$(1,692,299)	$(1,578,842)	$(113,457)

Goldman Sachs International	—	138,989	1,408,666	—	—	189,035	—	$1,736,690	—	180,072	1,469,756	—	—	672,124	—	$2,321,952	$(585,262)	$(472,953)	$(112,309)

JPMorgan Chase Bank N.A.	—	4,764	—	—	44,970	—	6,130,125	$6,179,859	—	24,222	—	—	—	2,312,064	6,278,750	$8,615,036	$(2,435,177)	$(2,285,490)	$(149,687)

JPMorgan Securities LLC	—	70,317	—	—	—	—	—	$70,317	—	131,737	1,105,597	—	—	—	—	$1,237,334	$(1,167,017)	$(1,129,934)	$(37,083)

Merrill Lynch, Pierce, Fenner	—	—	—	820,609	—	—	—	$820,609	—	—	—	—	—	—	—	$—	$820,609	$—	$820,609
& Smith, Inc.

Total	1,991,182	618,158	3,971,237	820,609	44,970	189,035	6,130,125	$13,765,316	2,418,240	882,066	7,139,237	—	—	2,984,188	6,278,750	$19,702,481	$(5,937,165)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

78 Income Fund	Income Fund 79

Note 9: New pronouncements

In October 2016, the Securities and Exchange Commission adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

80 Income Fund

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $63,418,306 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Income Fund 81

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

82 Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2016, there were 115 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Income Fund 83

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer, and	Vice President, Principal Financial Officer, Principal
Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments, Putnam	Vice President and Assistant Treasurer
Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services, Putnam
James F. Clark (Born 1974)	Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments and	Vice President and BSA Compliance Officer
Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

84 Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Independent Registered		Vice President, Director of
Public Accounting Firm	Robert T. Burns	Proxy Voting and Corporate
KPMG LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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AN035 303433 12/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2016	$127,571	$ —	$7,000	$ —
October 31, 2015	$123,175	$ —	$6,750	$ —

For the fiscal years ended October 31, 2016 and October 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,000 and $6,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2016	$ —	$ —	$ —	$ —

October 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016